Exhibit 25.1

CONFORMED COPY

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST

INDENTURE ACT OF 1939 OF A CORPORATION

DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)

HSBC Bank USA, National Association

(Exact name of trustee as specified in its charter)

N/A	20-1177241
(Jurisdiction of incorporation	(I.R.S. Employer
or organization if not a U.S.	Identification No.)
national bank)

1800 Tyson’s Boulevard, Ste 50
McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018-2706

Tel: (212) 525-1351

(Name, address and telephone number of agent for service)

Novartis AG

(Exact name of obligor as specified in its charter)

Novartis Inc.

(Translation of Registrant’s name into English)

Switzerland	Not Applicable
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

Lichtstrasse 35
4056 Basel, Switzerland
(Address of principal executive offices)	(Zip Code)

Novartis Capital Corporation

(Exact name of obligor as specified in its charter)

Not Applicable

(Translation of Registrant’s name into English)

Delaware	26-3086456
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

1 Health Plaza, East Hanover
New Jersey	07936
(Address of principal executive offices)	(Zip Code)

Debt Securities

(Title of Indenture Securities)

General

Item 1. General Information.

Furnish the following information as to the trustee:

(a)  Name and address of each examining or supervisory authority to which it is subject.

Comptroller of the Currency, New York, NY.

Federal Deposit Insurance Corporation, Washington, D.C.

Board of Governors of the Federal Reserve System,

Washington, D.C.

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None

Items 3-15.          Not Applicable

Item 16. List of Exhibits

Exhibit

T1A(i)	(1)	Copy of the Articles of Association of HSBC Bank USA, National Association.

T1A(ii)	(1)	Certificate of the Comptroller of the Currency dated July 1, 2004 as to the authority of HSBC Bank USA, National Association to commence business.

T1A(iii)	(2)	Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)	(1)	Copy of the existing By-Laws of HSBC Bank USA, National Association.

T1A(v)		Not applicable.

T1A(vi)	(2)	Consent of HSBC Bank USA, National Association required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)		Copy of the latest report of condition of the trustee published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)		Not applicable.

T1A(ix)		Not applicable.

(1)         Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.

(2)         Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-125197 and incorporated herein by reference thereto.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 21st day of January, 2020.

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Deirdra N. Ross Moshette
Deirdra N. Ross Moshette
Vice President

Exhibit T1A(vii)

Board of Governors of the Federal Reserve System

Federal Deposit Insurance Corporation

Office of the Comptroller of the Currency

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Institution Name	HSBC BANK USA, NATIONAL ASSOCIATION
City	TYSONS
State	VA
Zip Code	22102
Call Report Report Date	9/30/2019
Report Type	031
RSSD-ID	413208
FDIC Certificate Number	57890
OCC Charter Number	24522
ABA Routing Number	21001088
Last updated on	11/1/2019

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Report at the close of business September 30, 2019

This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State non member banks); 12 U.S.C. §161 (National banks); and 12 U.S.C. §1464 (Savings associations).

(20190930)

(RCON 9999)

Unless the context indicates otherwise, the term “bank” in this report form refers to both banks and savings associations.

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state non member banks and three directors for state member banks, national banks, and savings associations.

I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Signature of Chief Financial Officer (or Equivalent)	Director (Trustee)

Date of Signature	Director (Trustee)

Director (Trustee)

Submission of Reports

Each bank must file its Reports of Condition and Income (Call Report) data by either:

(a)                   Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for datacollection (https://cdr.ffiec.gov/cdr/), or

(b)                   Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data in to the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@ffiec.gov.

FDIC Certificate Number 57890 (RSSD 9050)

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.

HSBC BANK USA, NATIONAL ASSOCIATION
Legal Title of Bank (RSSD 9017)

TYSONS
City (RSSD 9130)

	VA	22102
	State Abbreviation (RSSD 9200)	Zip Code (RSSD 9220)

The estimated average burden associated with this information collection is 50.4 hours per respondent and is estimated to vary from 20 to 775 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Table of Contents

Signature Page	1

Table of Contents	2

Emergency Contact Information	3

Contact Information for the Reports of Condition and Income	3

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information	4

Bank Demographic Information	5

Contact Information	5

Schedule RI - Income Statement	7

Schedule RI-A - Changes in Bank Equity Capital	10

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases	11

Schedule RI-B Part II - Changes in Allowances for Credit Losses	12

Schedule RI-C Part I - Disaggregated Data on the Allowance for Loan and Lease Losses	13

Schedule RI-C Part II - Disaggregated Data on the Allowances for Credit Losses	14

Schedule RI-D - Income from Foreign Offices	14

Schedule RI-E - Explanations	15

Schedule RC - Balance Sheet	18

Schedule RC-A - Cash and Balances Due From Depository Institutions	19

Schedule RC-B - Securities	20

Schedule RC-C Part I - Loans and Leases	23

Schedule RC-C Part II - Loans to Small Businesses and Small Farms	28

Schedule RC-D - Trading Assets and Liabilities	29

Schedule RC-E Part I - Deposits in Domestic Offices	31

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs	33

Schedule RC-F - Other Assets	34

Schedule RC-G - Other Liabilities	35

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices	36

Schedule RC-I - Assets and Liabilities of IBFs	37

Schedule RC-K - Quarterly Averages	37

Schedule RC-L - Derivatives and Off-Balance Sheet Items	38

Schedule RC-M - Memoranda	42

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets	45

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments	48

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices	52

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis	52

Schedule RC-R Part I - Regulatory Capital Components and Ratios	57

Schedule RC-R Part II - Risk-Weighted Assets	60

Schedule RC-S - Servicing Securitization and Asset Sale Activities	70

Schedule RC-T - Fiduciary and Related Services	71

Schedule RC-V - Variable Interest Entities	73

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income	74

For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank.

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
Legend: NR - Not Reported, CONF - Confidential

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports	Other Person to Whom Questions about the Reports Should be Directed

CONF	CONF
Name (TEXT C490)	Name (TEXT C495)

CONF	CONF
Title (TEXT C491)	Title (TEXT C496)

CONF	CONF
E-mail Address (TEXT C492)	E-mail Address (TEXT 4086)

CONF	CONF
Area Code / Phone Number / Extension (TEXT C493)	Area Code / Phone Number / Extension (TEXT 8902)

CONF	CONF
Area Code / FAX Number (TEXT C494)	Area Code / FAX Number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time-sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact	Secondary Contact

CONF	CONF
Name (TEXT C366)	Name (TEXT C371)

CONF	CONF
Title (TEXT C367)	Title (TEXT C372)

CONF	CONF
E-mail Address (TEXT C368)	E-mail Address (TEXT C373)

CONF	CONF
Area Code / Phone Number / Extension (TEXT C369)	Area Code / Phone Number / Extension (TEXT C374)

CONF	CONF
Area Code / FAX Number (TEXT C370)	Area Code / FAX Number (TEXT C375)

USA PATRIOT Act Section 314(a) Anti-Money Laundering

Contact Information

This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti- money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).

Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact	Third Contact

CONF	CONF
Name (TEXT C437)	Name (TEXT C870)

CONF	CONF
Title (TEXT C438)	Title (TEXT C871)

CONF	CONF
E-mail Address (TEXT C439)	E-mail Address (TEXT C368)

CONF	CONF
Area Code / Phone Number / Extension (TEXT C440)	Area Code / Phone Number / Extension (TEXT C873)

Secondary Contact	Fourth Contact

CONF	CONF
Name (TEXT C442)	Name (TEXT C875)

CONF	CONF
Title (TEXT C443)	Title (TEXT C876)

CONF	CONF
E-mail Address (TEXT C444)	E-mail Address (TEXT C877)

CONF	CONF
Area Code / Phone Number / Extension (TEXT 8902)	Area Code / Phone Number / Extension (TEXT C878)

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 9/30/2019
Last Updated on 11/1/2019

Bank Demographic Information

Dollar amounts in thousands
1. Reporting date	RCON9999	20190930	1.
2. FDIC certificate number	RSSD9050	57890	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Tysons	4.
5. State abbreviation	RSSD9200	VA	5.
6. Zip code	RSSD9220	22102	6.
7. Legal Entity Identifier (LEI) (Report only if your institution already has an LEI.)	RCON9224	Click here for value	7.

(RCON9224) 1IE8VN30JCEQV1H4R804

(RSSD9017) HSBC Bank USA N.A.

Contact Information

Dollar amounts in thousands
1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.

Dollar amounts in thousands
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.
5. Chief Executive Officer Contact Information			5.
a. Chief Executive Officer			5.a.
1. Name	TEXTFT42	CONF	5.a.1.
2. E-mail Address	TEXTFT44	CONF	5.a.2.
3. Telephone	TEXTFT43	CONF	5.a.3.
4. FAX	TEXTFT45	CONF	5.a.4.

Schedule RI - Income Statement

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Dollar amounts in thousands
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. In domestic offices:			1.a.1.
a. Loans secured by real estate:			1.a.1.a.
1. Loans secured by 1-4 family residential properties	RIAD4435	504,263	1.a.1.a.1.
2. All other loans secured by real estate	RIAD4436	425,326	1.a.1.a.2.
b. Loans to finance agricultural production and other loans to farmers	RIAD4024	9,064	1.a.1.b.
c. Commercial and industrial loans	RIAD4012	867,928	1.a.1.c.
d. Loans to individuals for household, family, and other personal expenditures:			1.a.1.d.
1. Credit cards	RIADB485	57,226	1.a.1.d.1.
2. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RIADB486	16,192	1.a.1.d.2.
e. Loans to foreign governments and official institutions	RIAD4056	1,825	1.a.1.e.
f. All other loans in domestic offices	RIADB487	230,094	1.a.1.f.
2. In foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4059	6,944	1.a.2.
3. Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))	RIAD4010	2,118,862	1.a.3.

b. Income from lease financing receivables	RIAD4065	0	1.b.
c. Interest income on balances due from depository institutions(1)	RIAD4115	294,017	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities).	RIADB488	313,746	1.d.1.
2. Mortgage-backed securities	RIADB489	524,385	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	63,202	1.d.3.
e. Interest income from trading assets	RIAD4069	214,977	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	188,768	1.f.
g. Other interest income	RIAD4518	58,276	1.g.
h. Total interest income (sum of items 1.a.(3) through 1.g)	RIAD4107	3,776,233	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Interest on deposits in domestic offices:			2.a.1.
a.Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	240,391	2.a.1.a.

b. Nontransaction accounts:			2.a.1.b.
1. Savings deposits (includes MMDAs)	RIAD0093	341,378	2.a.1.b.1.
2. Time deposits of $250,000 or less	RIADHK03	354,015	2.a.1.b.2.
3. Time deposits of more than $250,000	RIADHK04	415,765	2.a.1.b.3.
2. Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4172	31,729	2.a.2.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	146,183	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	264,724	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	188,925	2.d.
e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	1,983,110	2.e.
3. Net interest income (item 1.h minus 2.e)	RIAD4074	1,793,123	3.
4. Provision for loan and lease losses(1)	RIADJJ33	198,173	4.
5. Noninterest income:			5.
a. Income from fiduciary activities(2)	RIAD4070	58,085	5.a.
b. Service charges on deposit accounts in domestic offices	RIAD4080	100,690	5.b.

(1)         Includes interest income on time certificates of deposit not held for trading.

(1)         Institutions that have adopted ASU 2016-13 should report in item 4, the provisions for credit losses for all financial assets that fall within the scope of the standard.

(2)         For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22.

Dollar amounts in thousands
c.Trading revenue(3)	RIADA220	422,371	5.c.
d. Not available			5.d.
1. Fees and commissions from securities brokerage	RIADC886	3,567	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	38,662	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	0	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	4,653	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	816	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	-962	5.j.
k. Net gains (losses) on sales of other assets(4)	RIADB496	3,923	5.k.
l. Other noninterest income*	RIADB497	610,218	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	RIAD4079	1,242,023	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	75,854	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	623,807	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	144,993	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	364,655	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	4,874	7.c.2.
d. Other noninterest expense*	RIAD4092	1,482,726	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	RIAD4093	2,621,055	7.e.
8. Not available			8.
a. Income (loss) before unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIADHT69	291,772	8.a.
b. Unrealized holding gains (losses) on equity securities not held for trading(5)	RIADHT70	5,768	8.b.
c. Income (loss) before applicable income taxes and discontinued operations (sum of items 8.a and 8.b)	RIAD4301	297,540	8.c.
9. Applicable income taxes (on item 8.c)	RIAD4302	162,697	9.
10. Income (loss) before discontinued operations (item 8.c minus item 9)	RIAD4300	134,843	10.
11. Discontinued operations, net of applicable income taxes (Describe on Schedule RI-E - Explanations)*	RIADFT28	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	134,843	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	134,843	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	84	M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets
2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8)	RIAD8431	12,835	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	248	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	4716	M.5.

(3)            For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.e.

(4)            Exclude net gains (losses) on sales of trading assets and held-to-maturity and available-for-sale securities.

*                    Describe on Schedule RI-E—Explanations.

(5)            Item 8.b is to be completed only by institutions that have adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities. See the instructions for further detail on ASU 2016-01.

Dollar amounts in thousands
6. Not applicable			M.6.
7. If the reporting institution has applied pushdown accounting this calendar year, report the date of the institution’s acquisition (see instructions)(2)	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):
Memorandum items 8.a through 8.e are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.
a. Interest rate exposures	RIAD8757	525,837	M.8.a.
b. Foreign exchange exposures	RIAD8758	240,751	M.8.b.
c. Equity security and index exposures	RIAD8759	12,092	M.8.c.
d. Commodity and other exposures	RIAD8760	90,180	M.8.d.
e. Credit exposures	RIADF186	-446,488	M.8.e.
Memorandum items 8.f through 8.h are to be completed by banks with $100 billion or more in total assets that are required to complete Schedule RI, Memorandum items 8.a through 8.e, above.			M.8.f.

f. Impact on trading revenue of changes in the creditworthiness of the bank’s derivatives counterparties on the bank’s derivative assets (year-to-date changes) (included in Memorandum items 8.a through 8.e above):

1. Gross credit valuation adjustment (CVA)	RIADFT36	3,970	M.8.f.1.
2. CVA hedge	RIADFT37	-969	M.8.f.2.
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank’s derivative liabilities (year-to-date changes) (included in Memorandum items 8.a through 8.e above):			M.8.g.
1. Gross debit valuation adjustment (DVA)	RIADFT38	-3,307	M.8.g.1.
2. DVA hedge	RIADFT39	0	M.8.g.2.
h. Gross trading revenue, before including positive or negative net CVA and net DVA	RIADFT40	422,678	M.8.h.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	-17,211	M.9.b.
10. Credit losses on derivatives (see instructions)	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.

Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, Part I, Memorandum items 8.b and 8.c and is to be completed semiannually in the June and December reports only.

	RIADF228	NR	M.12.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a)(1))
Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	9,182	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	0	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	-935,749	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	0	M.13.b.1.
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities(2)	RIADJ321	0	M.14.
Memorandum item 15 is to be completed by institutions with $1 billion or more in total assets that answered “Yes” to Schedule RC-E, Part I, Memorandum item 5.			M.15.
15. Components of service charges on deposit accounts in domestic offices (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b):
a. Consumer overdraft-related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH032	4,977	M.15.a.
b. Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH033	9,082	M.15.b.
c. Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH034	0	M.15.c.
d. All other service charges on deposit accounts	RIADH035	86,631	M.15.d.

(2)            Report the date in YYYYMMDD format. For example, a bank acquired on March 1, 2019, would report 20190301.

(2)            Memorandum item 14 is to be completed only by institutions that have not adopted ASU 2016-13.

Schedule RI-A - Changes in Bank Equity Capital

Dollar amounts in thousands
1. Total bank equity capital most recently reported for the December 31, 2018, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	23,710,734	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors*	RIADB507	27,376	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	23,738,110	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	134,843	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	0	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	101,953	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	0	9.
10. Other comprehensive income(1)	RIADB511	433,021	10.
11. Other transactions with stockholders (including a parent holding company) (not included in items 5, 6, 8, or 9 above)*	RIAD4415	-2,399,393	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	21,804,628	12.

*                    Describe on Schedule RI-E—Explanations

(1)            Includes, but is not limited to, changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and pension and other postretirement plan-related changes other than net periodic benefit cost.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

	(Column A) Charge-offs		(Column B) Recoveries Calendar
Dollar amounts in thousands	Calendar year-to-date		year-to-date
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans in domestic offices:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	0	RIADC894	0	1.a.2.
b. Secured by farmland in domestic offices	RIAD3584	0	RIAD3585	0	1.c.
c. Secured by 1-4 family residential properties in domestic offices:					1.c.1.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	2,315	RIAD5412	2,565	1.c.2.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.a.
a. Secured by first liens	RIADC234	7,528	RIADC217	7,027	1.c.2.b.
b. Secured by junior liens	RIADC235	864	RIADC218	725	1.d.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RIAD3588	0	RIAD3589	27	1.e.
e. Secured by nonfarm nonresidential properties in domestic offices:					1.e.1.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	0	RIADC896	0	1.e.2.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	0	RIADC898	45	1.f.
f. In foreign offices	RIADB512	0	RIADB513	0	2.
2. Not applicable					3.
3. Loans to finance agricultural production and other loans to farmers	RIAD4655	0	RIAD4665	0	4.
4. Commercial and industrial loans:					4.a.
a. To U.S. addressees (domicile)	RIAD4645	22,735	RIAD4617	2,064	4.b.
b. To non-U.S. addressees (domicile)	RIAD4646	0	RIAD4618	0	5.
5. Loans to individuals for household, family, and other personal expenditures:					5.a.
a. Credit cards	RIADB514	42,045	RIADB515	4,223	5.b.
b. Automobile loans	RIADK129	0	RIADK133	0	5.c.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RIADK205	3,813	RIADK206	1,432	6.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	7.
7. All other loans	RIAD4644	2,472	RIAD4628	336	8.
8. Lease financing receivables:					8.a.
a. Leases to individuals for household, family, and other personal expenditures	RIADF185	0	RIADF187	0	8.b.
b. All other leases	RIADC880	0	RIADF188	0	9.
9. Total (sum of items 1 through 8)	RIAD4635	81,772	RIAD4605	18,444	M.1.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.2.
2. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.3.
3. Not applicable

Dollar amounts in thousands
Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.	RIADC388	7,267	M.4.
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)(2)

(2)           Institutions that have adopted ASU 2016-13 should report in Memorandum item 4 uncollectible retail credit card fees and finance charges reversed against income (i.e. not included in charge-offs against the allowance for credit losses on loans and leases).

Schedule RI-B Part II - Changes in Allowances for Credit Losses

	(Column A) Loans and		(Column B)		(Column C)
	Leases Held for		Held-to-maturity Debt		Available-for-sale Debt
Dollar amounts in thousands	Investment		Securities		Securities
1. Balance most recently reported for the December 31, 2018, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	540,707	RIADJH88	NR	RIADJH94	NR	1.
2. Recoveries (column A must equal Part I, item 9, column B, above)	RIAD4605	18,444	RIADJH89	NR	RIADJH95	NR	2.
3. LESS: Charge-offs (column A must equal Part I, item 9, column A, above less Schedule RI-B, Part II, item 4, column A)	RIADC079	81,772	RIADJH92	NR	RIADJH98	NR	3.
4. LESS: Write-downs arising from transfers of financial assets(3)	RIAD5523	0	RIADJJ00	NR	RIADJJ01	NR	4.
5. Provisions for credit losses(4)	RIAD4230	198,173	RIADJH90	NR	RIADJH96	NR	5.
6. Adjustments*(see instructions for this schedule)*	RIADC233	0	RIADJH91	NR	RIADJH97	NR	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (column A must equal Schedule RC, item 4.c)	RIAD3123	675,552	RIADJH93	NR	RIADJH99	NR	7.

Dollar amounts in thousands
1. Allocated transfer risk reserve included in Schedule RI-B, Part II, item 7, column A, above	RIADC435	0	M.1.

Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	0	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges(1)	RIADC390	3,739	M.3.
4. Amount of allowance for post-acquisition credit losses on purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, Part II, item 7, column A, above)(2)	RIADC781	1,180	M.4.
5. Provisions for credit losses on other financial assets measured at amortized cost (not included in item 5, above)(3)	RIADJJ02	NR	M.5.
6. Allowance for credit losses on other financial assets measured at amortized cost (not included in item 7, above)(3)	RCFDJJ03	NR	M.6.

(3)           Institutions that have not yet adopted ASU 2016-13 should report write-downs arising from transfers of loans to a held-for-sale account in item 4, column A.

(4)           Institutions that have not yet adopted ASU 2016-13 should report the provision for loan and lease losses in item 5, column A and the amount reported must equal Schedule RI, item 4.

*                   Describe on Schedule RI-E - Explanations.

(1)           Institutions that have adopted ASU 2016-13 should report in Memorandum item 3 the amount of allowance for credit losses on loans and leases attributable to retail credit card fees and finance charges.

(2)           Memorandum item 4 is to be completed only by institutions that have not yet adopted ASU 2016-13.

(3)           Memorandum items 5 and 6 are to be completed only by institutions that have adopted ASU 2016-13.

(3)          Memorandum items 5 and 6 are to be completed only by institutions that have adopted ASU 2016-13.

Schedule RI-C Part I - Disaggregated Data on the Allowance for Loan and Lease Losses

Schedule RI-C is to be completed by institutions with $1 billion or more in total assets.

	(Column A)
	Recorded	(Column B)
	Investment:	Allowance Balance:	(Column C)
	Individually	Individually	Recorded	(Column D)	(Column E)
	Evaluated for	Evaluated for	Investment:	Allowance Balance:	Recorded	(Column F)
	Impairment and	Impairment and	Collectively	Collectively	Investment:	Allowance Balance:
	Determined to be	Determined to be	Evaluated for	Evaluated for	Purchased	Purchased
	Impaired (ASC	Impaired (ASC	Impairment (ASC	Impairment (ASC	Credit-Impaired	Credit-Impaired
Dollar amounts in thousands	310-10-35)	310-10-35)	450-20)	450-20)	Loans (ASC 310-30)	Loans (ASC 310-30)

1. Real estate loans:							1.
	RCFDM708	RCFDM709	RCFDM710	RCFDM711	RCFDM712	RCFDM713	1.a.
a. Construction loans	0	0	1,786,740	35,160	0	0
	RCFDM714	RCFDM715	RCFDM716	RCFDM717	RCFDM719	RCFDM720	1.b.
b. Commercial real estate loans	0	0	6,654,471	97,625	0	0
	RCFDM721	RCFDM722	RCFDM723	RCFDM724	RCFDM725	RCFDM726	1.c.
c. Residential real estate loans	627,617	4,064	20,993,069	12,019	112,421	1,180

	RCFDM727	RCFDM728	RCFDM729	RCFDM730	RCFDM731	RCFDM732	2.
2. Commercial loans(3)	295,313	30,381	36,878,021	395,793	0	0

	RCFDM733	RCFDM734	RCFDM735	RCFDM736	RCFDM737	RCFDM738	3.
3. Credit cards	3,762	1,174	1,303,963	87,754	0	0

	RCFDM739	RCFDM740	RCFDM741	RCFDM742	RCFDM743	RCFDM744	4.
4. Other consumer loans	0	0	227,352	10,402	0	0
				RCFDM745			5.
5. Unallocated, if any				0
	RCFDM746	RCFDM747	RCFDM748	RCFDM749	RCFDM750	RCFDM751	6.
6. Total (for each column, sum of items 1.a through 5)(4)	926,692	35,619	67,843,616	638,753	112,421	1,180

(3)           Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in items 1, 3, or 4 of Schedule RI-C.

(4)           The sum of item 6, columns B, D, and F, must equal Schedule RC, item 4.c. Item 6, column E, must equal Schedule RC-C, Part I, Memorandum item 7.b. Item 6, column F, must equal Schedule RI-B, Part II, Memorandum item 4.

Schedule RI-C Part II - Disaggregated Data on the Allowances for Credit Losses

Dollar amounts in thousands	(Column A) Amortized Cost		(Column B) Allowance Balance
1. Real estate loans:					1
a. Construction loans	RCFDJJ04	NR	RCFDJJ12	NR	1.a.
b. Commercial real estate loans	RCFDJJ05	NR	RCFDJJ13	NR	1.b.
c. Residential real estate loans	RCFDJJ06	NR	RCFDJJ14	NR	1.c.
2. Commercial loans(3)	RCFDJJ07	NR	RCFDJJ15	NR	2.
3. Credit cards	RCFDJJ08	NR	RCFDJJ16	NR	3.
4. Other consumer loans	RCFDJJ09	NR	RCFDJJ17	NR	4.
5. Unallocated			RCFDJJ18	NR	5.
6. Total (sum of items 1.a. through 5)(4)	RCFDJJ11	NR	RCFDJJ19	NR	6.

Dollar amounts in thousands
7. Securities issued by states and political subdivisions in the U.S.	RCFDJJ20	NR	7.
8. Total mortgage-backed securities (MBS) (including CMOs, REMICs and stripped MBS)	RCFDJJ21	NR	8.
9. Asset-backed securities and structured financial products	RCFDJJ23	NR	9.
10. Other debt securities	RCFDJJ24	NR	10.
11. Total (sum of items 7 through 10)(5)	RCFDJJ25	NR	11.

Schedule RI-D - Income from Foreign Offices

For all banks with foreign offices (including Edge or Agreement subsidiaries and IBFs) and total foreign office assets of $10 billion or more where foreign office revenues, assets, or net income exceed 10 percent of consolidated total revenues, total assets, or net income.

Dollar amounts in thousands
1. Total interest income in foreign offices	RIADC899	0	1.
2. Total interest expense in foreign offices	RIADC900	0	2.
3. Provision for loan and lease losses in foreign offices(1)	RIADKW02	0	3.
4. Noninterest income in foreign offices:			4.
a. Trading revenue	RIADC902	0	4.a.
b. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADC903	0	4.b.
c. Net securitization income	RIADC904	0	4.c.
d. Other noninterest income	RIADC905	0	4.d.
5. Realized gains (losses) on held-to-maturity and available-for-sale debt securities and unrealized holding gains (losses) on equity securities not held for trading in foreign offices(2)	RIADJA28	0	5.
6. Total noninterest expense in foreign offices	RIADC907	0	6.
7. Adjustments to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs	RIADC908	0	7.
8. Applicable income taxes (on items 1 through 7)	RIADC909	0	8.
9. Discontinued operations, net of applicable income taxes, in foreign offices	RIADGW64	0	9.
10. Net income attributable to foreign offices before internal allocations of income and expense (item 1 plus or minus items 2 through 9)	RIADC911	0	10.
11. Not applicable			11.
12. Eliminations arising from the consolidation of foreign offices with domestic offices	RIADC913	0	12.
13. Consolidated net income attributable to foreign offices (sum of items 10 and 12)	RIADC914	0	13.

(3)           Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in item 1, 3, or 4 of Schedule RI-C, Part II.

(4)           Item 6, column B must equal schedule RC, item 4.c.

(5)           Item 11 must equal Schedule RI-B, Part II, item 7, column B.

(1)           Institutions that have adopted ASU 2016-13 should report the provisions for credit losses in foreign offices for all financial assets that fall within the scope of the standard in item 3.

(2)           For institutions that have adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities, include realized and unrealized gains (losses) (and all other value changes) on equity securities and other equity investments in foreign offices not held for trading that are included in Schedule RI, item 8.b.

Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar amounts in thousands
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 5.l:			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Bank card and credit card interchange fees	RIADF555	68,695	1.f.
g. Income and fees from wire transfers	RIADT047	97,372	1.g.
h. Disclose component and the dollar amount of that component:			1.h.
1. Describe component	TEXT4461	Click here for value	1.h.1.
2. Amount of component	RIAD4461	240,333	1.h.2.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4462	Click here for value	1.i.1.
2. Amount of component	RIAD4462	139,887	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4463	Click here for value	1.j.1.
2. Amount of component	RIAD4463	53,271	1.j.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	0	2.b.
c. Directors’ fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	0	2.k.
l. Other real estate owned expenses	RIADY923	0	2.l.
m. Insurance expenses (not included in employee expenses, premises and fixed asset expenses, and other real estate owned expenses)	RIADY924	0	2.m.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4464	Click here for value	2.n.1.
2. Amount of component	RIAD4464	1,178,339	2.n.2.
o. Disclose component and the dollar amount of that component:			2.o.
1. Describe component	TEXT4467		2.o.1.
2. Amount of component	RIAD4467	0	2.o.2.
p. Disclose component and the dollar amount of that component:			2.p.
1. Describe component	TEXT4468		2.p.1.
2. Amount of component	RIAD4468	0	2.p.2.
3. Discontinued operations and applicable income tax effect (from Schedule RI, item 11) (itemize and describe each discontinued operation):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXTFT29	NR	3.a.1.
2. Amount of component	RIADFT29	0	3.a.2.

Dollar amounts in thousands
3. Applicable income tax effect	RIADFT30	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXTFT31	NR	3.b.1.
2. Amount of component	RIADFT31	0	3.b.2.
3. Applicable income tax effect	RIADFT32	0	3.b.3.
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):			4.
a. Effect of adoption of Current Expected Credit Losses Methodology - ASU 2016-13(1)	RIADJJ26	NR	4.a.
b. Effect of adoption of lease accounting standard - ASC Topic 842	RIADKW17	27,376	4.b.
c. Disclose component and the dollar amount of that component:			4.c.
1. Describe component	TEXTB526	NR	4.c.1.
2. Amount of component	RIADB526	0	4.c.2.
d. Disclose component and the dollar amount of that component:			4.d.
1. Describe component	TEXTB527	NR	4.d.1.
2. Amount of component	RIADB527	0	4.d.2.
5. Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	Click here for value	5.a.1.
2. Amount of component	RIAD4498	-2,399,394	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499	NR	5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowances for credit losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):(3)			6.
a. Initial allowances for credit losses recognized upon the acquisition of purchased credit-deteriorated assets on or after the effective date of ASU 2016-13(1)	RIADJJ27	NR	6.a.
b. Effect of adoption of current expected credit losses methodology on allowances for credit losses on loans and leases held for investment and held-to-maturity debt securities(1)	RIADJJ28	NR	6.b.
c. Disclose component and the dollar amount of that component:			6.c.
1. Describe component	TEXT4521	NR	6.c.1.
2. Amount of component	RIAD4521	0	6.c.2.
d. Disclose component and the dollar amount of that component:			6.d.
1. Describe component	TEXT4522	NR	6.d.1.
2. Amount of component	RIAD4522	0	6.d.2.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):			7.
a. Comments?	RIAD4769	No	7.a.
b. Other explanations	TEXT4769	NR	7.b.

(TEXT4461) Income from Affiliates

(TEXT4462) Commitment facility line fees

(TEXT4463) Fee income on letters of credit

(TEXT4464) Operating expenses paid to Affiliates

(1)         Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a and 6.b, if applicable.

(3)         Institutions that have not adopted ASU 2016-13 should report the allowance for loan and lease losses in item 6, where applicable.

(1)         Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a and 6.b, if applicable.

(1)         Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a and 6.b, if applicable.

(TEXT4498) Return of Capital

Schedule RC - Balance Sheet

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Dollar amounts in thousands
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin(1)	RCFD0081	1,496,254	1.a.
b.Interest-bearing balances(2)	RCFD0071	11,128,603	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)(3)	RCFDJJ34	13,347,517	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCFD1773	41,415,539	2.b.
c. Equity securities with readily determinable fair values not held for trading(4)	RCFDJA22	140,382	2.c.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold in domestic offices	RCONB987	0	3.a.
b. Securities purchased under agreements to resell(5)	RCFDB989	8,262,776	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCFD5369	476,870	4.a.
b. Loans and leases held for investment	RCFDB528	68,882,729	4.b.
c. LESS: Allowance for loan and lease losses(7)	RCFD3123	675,552	4.c.
d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c)	RCFDB529	68,207,177	4.d.
5. Trading assets (from Schedule RC-D)	RCFD3545	29,613,458	5.
6. Premises and fixed assets (including capitalized leases)	RCFD2145	886,294	6.
7. Other real estate owned (from Schedule RC-M)	RCFD2150	12,512	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCFD2130	14,083	8.
9. Direct and indirect investments in real estate ventures	RCFD3656	1	9.
10. Intangible assets (from Schedule RC-M)	RCFD2143	1,260,983	10.
11. Other assets (from Schedule RC-F)(6)	RCFD2160	5,833,511	11.
12. Total assets (sum of items 1 through 11)	RCFD2170	182,095,960	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)	RCON2200	130,127,781	13.a.
1. Noninterest-bearing(8)	RCON6631	22,857,307	13.a.1.
2. Interest-bearing	RCON6636	107,270,474	13.a.2.
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	5,015,693	13.b.
1. Noninterest-bearing	RCFN6631	204,310	13.b.1.
2. Interest-bearing	RCFN6636	4,811,383	13.b.2.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased in domestic offices(9)	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase(10)	RCFDB995	5,637,726	14.b.
15. Trading liabilities (from Schedule RC-D)	RCFD3548	4,051,116	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCFD3190	6,993,085	16.
17. Not applicable			17.
18. Not applicable			18.

(1)            Includes cash items in process of collection and unposted debits.

(2)            Includes time certificates of deposit not held for trading.

(3)            Institutions that have adopted ASU 2016-13 should report in item 2.a, amounts net of any applicable allowance for credit losses, and should equal to Schedule RC-B, item 8, column A less Schedule RI-B, Part II, item 7, column B.

(4)            Item 2.c is to be completed only by institutions that have adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities. See the instructions for further detail on ASU 2016-01.

(5)            Includes all securities resale agreements, regardless of maturity.

(7)            Institutions that have adopted ASU 2016-13 should report in item 4.c the allowance for credit losses on loans and leases.

(6)            Institutions that have adopted ASU 2016-13 should report in items 3.b and 11 amounts net of any applicable allowance for credit losses.

(8)            Includes noninterest-bearing demand, time, and savings deposits.

(9)            Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”

(10)     Includes all securities repurchase agreements, regardless of maturity.

Dollar amounts in thousands
19. Subordinated notes and debentures(1)	RCFD3200	4,236,398	19.
20. Other liabilities (from Schedule RC-G)	RCFD2930	4,229,384	20.
21. Total liabilities (sum of items 13 through 20)	RCFD2948	160,291,183	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCFD3838	2,500,000	23.
24. Common stock	RCFD3230	2,002	24.
25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	16,075,111	25.
26. Not available			26.
a. Retained earnings	RCFD3632	3,202,701	26.a.
b. Accumulated other comprehensive income(2)	RCFDB530	24,814	26.b.
c. Other equity capital components(3)	RCFDA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCFD3210	21,804,628	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries	RCFD3000	149	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCFDG105	21,804,777	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCFD3300	182,095,960	29.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2018

	RCFD6724	NR	M.1.
2. Bank’s fiscal year-end date (report the date in MMDD format)	RCON8678	NR	M.2.

Schedule RC-A - Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices
1. Cash items in process of collection, unposted debits, and currency and coin	RCFD0022	825,030			1.
a. Cash items in process of collection and unposted debits			RCON0020	463,167	1.a.
b. Currency and coin			RCON0080	361,862	1.b.
2. Balances due from depository institutions in the U.S	RCFD0082	126,674	RCON0082	126,674	2.
3. Balances due from banks in foreign countries and foreign central banks	RCFD0070	2,238,826	RCON0070	2,238,033	3.
4. Balances due from Federal Reserve Banks	RCFD0090	9,434,328	RCON0090	9,034,262	4.
5. Total	RCFD0010	12,624,858	RCON0010	12,223,998	5.

(1)           Includes limited-life preferred stock and related surplus.

(2)           Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and accumulated defined benefit pension and other postretirement plan adjustments.

(3)           Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Schedule RC-B - Securities

Exclude assets held for trading.

	(Column A)		(Column B)		(Column C)		(Column D)
	Held-to-maturity		Held-to-maturity Fair		Available-for-sale		Available-for-sale Fair
Dollar amounts in thousands	Amortized Cost		Value		Amortized Cost		Value
1. U.S. Treasury securities	RCFD0211	0	RCFD0213	0	RCFD1286	19,425,847	RCFD1287	19,347,931	1.
2. U.S. Government agency and sponsored agency obligations (exclude mortgage-backed securities)(1)	RCFDHT50	0	RCFDHT51	0	RCFDHT52	2,875,397	RCFDHT53	2,894,504	2.
3. Securities issued by states and political subdivisions in the U.S.	RCFD8496	7,548	RCFD8497	8,096	RCFD8498	0	RCFD8499	0	3.
4. Mortgage-backed securities (MBS):									4.
a. Residential mortgage pass-through securities:									4.a.
1. Guaranteed by GNMA	RCFDG300	2,361,793	RCFDG301	2,382,464	RCFDG302	9,937,876	RCFDG303	9,934,903	4.a.1.
2. Issued by FNMA and FHLMC	RCFDG304	1,714,712	RCFDG305	1,735,843	RCFDG306	4,213,856	RCFDG307	4,296,901	4.a.2.
3. Other pass-through securities	RCFDG308	0	RCFDG309	0	RCFDG310	119	RCFDG311	119	4.a.3.
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):									4.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies(1)	RCFDG312	7,741,725	RCFDG313	7,833,085	RCFDG314	1,050,286	RCFDG315	1,066,614	4.b.1.
2. Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies(1)	RCFDG316	0	RCFDG317	0	RCFDG318	0	RCFDG319	0	4.b.2.
3. All other residential MBS	RCFDG320	2,056	RCFDG321	2,217	RCFDG322	0	RCFDG323	0	4.b.3.
c. Commercial MBS:									4.c.
1. Commercial mortgage pass-through securities:									4.c.1.
a. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDK142	0	RCFDK143	0	RCFDK144	0	RCFDK145	0	4.c.1.a.
b. Other pass-through securities	RCFDK146	0	RCFDK147	0	RCFDK148	0	RCFDK149	0	4.c.1.b.
2. Other commercial MBS:									4.c.2.
a. Issued or guaranteed by U.S. Government agencies or sponsored agencies(1)	RCFDK150	1,519,682	RCFDK151	1,537,708	RCFDK152	271,236	RCFDK153	270,815	4.c.2.a.
b. All other commercial MBS	RCFDK154	0	RCFDK155	0	RCFDK156	0	RCFDK157	0	4.c.2.b.
5. Asset-backed securities and structured financial products:									5.
a. Asset-backed securities (ABS)	RCFDC026	0	RCFDC988	0	RCFDC989	146,159	RCFDC027	147,837	5.a.
b. Structured financial products	RCFDHT58	0	RCFDHT59	0	RCFDHT60	0	RCFDHT61	0	5.b.
6. Other debt securities:									6.
a. Other domestic debt securities	RCFD1737	0	RCFD1738	0	RCFD1739	0	RCFD1741	0	6.a.
b. Other foreign debt securities	RCFD1742	0	RCFD1743	0	RCFD1744	3,453,264	RCFD1746	3,455,915	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values(2)					RCFDA510		RCFDA511	NR	7.
8.Total (sum of items 1 through (7)(4)	RCFD1754	13,347,516	RCFD1771	13,499,413	RCFD1772	41,374,040	RCFD1773	41,415,539	8.

Dollar amounts in thousands
1. Pledged securities(1)	RCFD0416	10,637,898	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.

a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:

			M.2.a.
1. Three months or less	RCFDA549	2,217,649	M.2.a.1.
2. Over three months through 12 months	RCFDA550	1,582,518	M.2.a.2.
3. Over one year through three years.	RCFDA551	5,925,912	M.2.a.3.
4. Over three years through five years	RCFDA552	3,972,813	M.2.a.4.
5. Over five years through 15 years	RCFDA553	8,440,791	M.2.a.5.
6. Over 15 years	RCFDA554	3,714,053	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA555	1	M.2.b.1.
2. Over three months through 12 months	RCFDA556	31	M.2.b.2.
3. Over one year through three years.	RCFDA557	215,976	M.2.b.3.
4. Over three years through five years	RCFDA558	230,900	M.2.b.4.
5. Over five years through 15 years	RCFDA559	2,809,311	M.2.b.5.
6. Over 15 years	RCFDA560	15,052,208	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:(6)			M.2.c.
1. Three years or less	RCFDA561	4,679,476	M.2.c.1.
2. Over three years	RCFDA562	5,921,415	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCFDA248	3,800,199	M.2.d.

Memorandum item 3 is to be completed semiannually in the June and December reports only.

3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer).

	RCFD1778	NR	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCFD8782	0	M.4.a.
b. Fair value.	RCFD8783	0	M.4.b.

(1)            Includes Small Business Administration “Guaranteed Loan Pool Certificates”; U.S. Maritime Administration obligations; Export-Import Bank participation certificates; and obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

(1)            U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

(1)            U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

(2)            Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock in Schedule RC-F, item 4.

(4)            For institutions that have adopted ASU 2016-13, the total reported in column A must equal Schedule RC, item 2.a, plus Schedule RI-B, Part II, item 7, column B. For institutions that have not adopted ASU 2016-13, the total reported in column A must equal Schedule RC, item 2.a. For all institutions, the total reported in column D must equal Schedule RC, item 2.b.

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value
Memorandum items 5.a through 5.f and 6.a through 6.g are to be completed by banks with $10 billion or more in total assets.
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):(1)									M.5.
a. Credit card receivables.	RCFDB838	0	RCFDB839	0	RCFDB840	0	RCFDB841	0	M.5.a.
b. Home equity lines	RCFDB842	0	RCFDB843	0	RCFDB844	36,068	RCFDB845	33,230	M.5.b.
c. Automobile loans	RCFDB846	0	RCFDB847	0	RCFDB848	0	RCFDB849	0	M.5.c.
d. Other consumer loans	RCFDB850	0	RCFDB851	0	RCFDB852	0	RCFDB853	0	M.5.d.
e. Commercial and industrial loans.	RCFDB854	0	RCFDB855	0	RCFDB856	0	RCFDB857	0	M.5.e.
f. Other	RCFDB858	0	RCFDB859	0	RCFDB860	110,091	RCFDB861	114,607	M.5.f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B item 5.b):									M.6.
a. Trust preferred securities issued by financial institutions.	RCFDG348	0	RCFDG349	0	RCFDG350	0	RCFDG351	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	RCFDG352	0	RCFDG353	0	RCFDG354	0	RCFDG355	0	M.6.b.
c. Corporate and similar loans	RCFDG356	0	RCFDG357	0	RCFDG358	0	RCFDG359	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG360	0	RCFDG361	0	RCFDG362	0	RCFDG363	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG364	0	RCFDG365	0	RCFDG366	0	RCFDG367	0	M.6.e.
f. Diversified (mixed) pools of structured financial products.	RCFDG368	0	RCFDG369	0	RCFDG370	0	RCFDG371	0	M.6.f.
g. Other collateral or reference assets	RCFDG372	0	RCFDG373	0	RCFDG374	0	RCFDG375	0	M.6.g.

(1)             Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(6)            Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.

(1)          The $10 billion asset size test is based on the total assets reported on the June 30, 2018, Report of Condition.

Schedule RC-C Part I - Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices
1. Loans secured by real estate(2)	RCFD1410	NR			1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans	RCFDF158	0	RCONF158	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCFDF159	1,803,353	RCONF159	1,803,353	1.a.2.
b. Secured by farmland (including farm residential and other improvements)	RCFD1420	0	RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFD1797	843,929	RCON1797	843,929	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RCFD5367	17,647,236	RCON5367	17,647,236	1.c.2.a.
b. Secured by junior liens	RCFD5368	36,667	RCON5368	36,667	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCFD1460	3,293,461	RCON1460	3,293,461	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCFDF160	778,702	RCONF160	778,702	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCFDF161	6,112,935	RCONF161	6,112,935	1.e.2.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To commercial banks in the U.S			RCONB531	41,714	2.a.
1. To U.S. branches and agencies of foreign banks	RCFDB532	40,171			2.a.1.
2. To other commercial banks in the U.S	RCFDB533	1,543			2.a.2.
b. To other depository institutions in the U.S	RCFDB534	0	RCONB534	0	2.b.
c. To banks in foreign countries			RCONB535	859,163	2.c.
1. To foreign branches of other U.S. banks	RCFDB536	0			2.c.1.
2. To other banks in foreign countries	RCFDB537	859,163			2.c.2.
3. Loans to finance agricultural production and other loans to farmers	RCFD1590	218,517	RCON1590	218,517	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RCFD1763	22,825,512	RCON1763	22,823,533	4.a.
b. To non-U.S. addressees (domicile)	RCFD1764	4,755,646	RCON1764	4,585,441	4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards	RCFDB538	1,307,725	RCONB538	1,307,725	6.a.
b. Other revolving credit plans	RCFDB539	73,664	RCONB539	73,664	6.b.
c. Automobile loans	RCFDK137	0	RCONK137	0	6.c.
d. Other consumer loans (includes single payment and installment loans other than automobile loans, and all student loans)	RCFDK207	153,688	RCONK207	126,568	6.d.
7. Loans to foreign governments and official institutions (including foreign central banks)	RCFD2081	51,354	RCON2081	51,354	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S	RCFD2107	0	RCON2107	0	8.
9. Loans to nondepository financial institutions and other loans	RCFD1563	8,556,334			9.
a. Loans to nondepository financial institutions			RCONJ454	8,243,900	9.a.
b. Other loans:					9.b.
1. Loans for purchasing or carrying securities (secured and unsecured)			RCON1545	5,568	9.b.1.
2. All other loans (exclude consumer loans)			RCONJ451	305,533	9.b.2.
10. Lease financing receivables (net of unearned income)			RCON2165	0	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCFDF162	0			10.a.
b. All other leases	RCFDF163	0			10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above	RCFD2123	0	RCON2123	0	11.
12. Total loans and leases held for investment and held for sale (item 12, column A must equal Schedule RC, sum of items 4.a and 4.b)	RCFD2122	69,359,600	RCON2122	69,158,963	12.

(2)            When reporting “Loans secured by real estate,” “large institutions” and “highly complex institutions,” as defined for deposit insurance assessment purposes in FDIC regulations, should complete items 1.a.(1) through 1.e.(2) in columns A and B (but not item 1 in column A); all other institutions should complete item 1 in column A and items 1.a.(1) through 1.e.(2) in column B (but not items 1.a.(1) through 1.e.(2) in column A).

Dollar amounts in thousands

1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):

			M.1.
a. Construction, land development, and other land loans in domestic offices:			M.1.a.
1. 1-4 family residential construction loans	RCONK158	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK159	0	M.1.a.2.
b. Loans secured by 1-4 family residential properties in domestic offices	RCONF576	454,356	M.1.b.
c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK160	0	M.1.c.
d. Secured by nonfarm nonresidential properties in domestic offices:			M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK161	0	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK162	0	M.1.d.2.
e. Commercial and industrial loans:			M.1.e.
1. To U.S. addressees (domicile	RCFDK163	26,937	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCFDK164	11,734	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK165	3,425	M.1.f.

Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.f):

1. Loans secured by farmland in domestic offices	RCONK166	0	M.1.f.1.
2. Not applicable			M.1.f.2.
3. Loans to finance agricultural production and other loans to farmers	RCFDK168	0	M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:			M.1.f.4.
a. Credit cards	RCFDK098	0	M.1.f.4.a.
b. Automobile loans	RCFDK203	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK204	0	M.1.f.4.c.
g. Total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a.(1) through 1.f)	RCFDHK25	496,452	M.1.g.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.

a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:

			M.2.a.
1. Three months or less	RCONA564	1,037,385	M.2.a.1.
2. Over three months through 12 months	RCONA565	3,348,397	M.2.a.2.
3. Over one year through three years	RCONA566	4,192,959	M.2.a.3.
4. Over three years through five years	RCONA567	3,095,284	M.2.a.4.
5. Over five years through 15 years	RCONA568	4,246,019	M.2.a.5.
6. Over 15 years	RCONA569	1,356,280	M.2.a.6.

b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:

			M.2.b.
1. Three months or less	RCFDA570	47,895,606	M.2.b.1.
2. Over three months through 12 months	RCFDA571	1,963,875	M.2.b.2.
3. Over one year through three years	RCFDA572	628,591	M.2.b.3.
4. Over three years through five years	RCFDA573	591,670	M.2.b.4.
5. Over five years through 15 years	RCFDA574	289,959	M.2.b.5.
6. Over 15 years	RCFDA575	32,132	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCFDA247	21,788,075	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A(4)	RCFD2746	330,782	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	6,977,711	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, Part I, item 1, column A, or Schedule RC-C, Part I, items 1.a.(1) through 1.e.(2), column A, as appropriate)	RCFDB837	1,092,912	M.5.

Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A	RCFDC391	0	M.6.

(4)            Exclude loans secured by real estate that are included in Schedule RC-C, Part I, item 1, column A.

Dollar amounts in thousands
Memorandum items 7.a and 7.b are to be completed by all banks semiannually in the June and December reports only.
7. Purchased credit-impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):(5)			M.7.
a. Outstanding balance	RCFDC779	NR	M.7.a.
b. Amount included in Schedule RC-C, part I, items 1 through 9	RCFDC780	NR	M.7.b.
Memorandum items 8.a, 8.b, and 8.c are to be completed semiannually in the June and December reports only.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties in domestic offices:			M.8.
a. Total amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	NR	M.8.a.

Memorandum items 8.b and 8.c are to be completed semiannually in the June and December reports only by banks that had closed-end loans with negative amortization features secured by 1—4 family residential properties (as reported in Schedule RC-C, Part I, Memorandum item 8.a) as of December 31, 2018, that exceeded the lesser of $100 million or 5 percent of total loans and leases held for investment and held for sale in domestic offices (as reported in Schedule RC-C, Part I, item 12, column B).

b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	NR	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.

(5)            Memorandum item 7 is to be completed only by institutions that have not yet adopted ASU 2016-13.

Dollar amounts in thousands
9. Loans secured by 1-4 family residential properties in domestic offices in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	139,997	M.9.

Dollar amounts in thousands
10. Not applicable	M.10.
11. Not applicable	M.11.

Dollar amounts in thousands	(Column A) Fair value of acquired loans and leases at acquisition date		(Column B) Gross contractual amounts receivable at acquisition date		(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected
Memorandum items 12.a, 12.b, 12.c, and 12.d are to be completed semiannually in the June and December reports only.

12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:(1)

M.12.
a. Loans secured by real estate	RCFDG091	NR	RCFDG092	NR	RCFDG093	NR	M.12.a.
b. Commercial and industrial loans	RCFDG094	NR	RCFDG095	NR	RCFDG096	NR	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	RCFDG097	NR	RCFDG098	NR	RCFDG099	NR	M.12.c.
d. All other loans and all leases	RCFDG100	NR	RCFDG101	NR	RCFDG102	NR	M.12.d.

Dollar amounts in thousands

Memoranda item 13 is to be completed by banks that had construction, land development, and other land loans in domestic offices (as reported in Schedule RC-C, Part I, item 1.a., column B) that exceeded 100 percent of total capital (as reported in Schedule RC-R, Part I, item 35.a) as of December 31, 2018.

13. Construction, land development, and other land loans in domestic offices with interest reserves:			M.13.
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	0	M.13.a.
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2)).	RIADG377	0	M.13.b.
Memorandum item 14 is to be completed by all banks.
14. Pledged loans and leases	RCFDG378	16,262,309	M.14.
Memorandum item 15 is to be completed for the December report only.
15. Reverse mortgages in domestic offices:			M.15.
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):			M.15.a.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	NR	M.15.a.1.
2. Proprietary reverse mortgages	RCONJ467	NR	M.15.a.2.

b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:

M.15.b.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	NR	M.15.b.1.
2. Proprietary reverse mortgages	RCONJ469	NR	M.15.b.2.
c. Principal amount of reverse mortgage originations that have been sold during the year:			M.15.c.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	NR	M.15.c.1.
2. Proprietary reverse mortgages	RCONJ471	NR	M.15.c.2.

(1)         Institutions that have adopted ASU 2016-13 should report only loans held for investment not considered purchased credit-deteriorated in Memorandum item 12.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan:

(1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Dollar amounts in thousands
1. Not applicable	1.
2. Not applicable	2.

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B:					3.
a. With original amounts of $100,000 or less	RCON5564	20	RCON5565	428	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	26	RCON5567	2,803	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	106	RCON5569	33,587	3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans to U.S. addressees” in domestic offices reported in Schedule RC-C, part I, item 4.a, column B:					4.
a. With original amounts of $100,000 or less	RCON5570	1982	RCON5571	80,083	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	551	RCON5573	60,509	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	593	RCON5575	169,655	4.c.

Dollar amounts in thousands
5. Not applicable	5.
6. Not applicable	6.

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” in domestic offices reported in Schedule RC-C, part I, item 1.b, column B:					7.
a. With original amounts of $100,000 or less	RCON5578	0	RCON5579	0	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	0	RCON5581	0	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	0	RCON5583	0	7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” in domestic offices reported in Schedule RC-C, part I, item 3, column B:					8.
a. With original amounts of $100,000 or less	RCON5584	1	RCON5585	50	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	0	RCON5587	0	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	1	RCON5589	450	8.c.

Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters, and all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes.

Dollar amounts in thousands	Consolidated Bank
1. U.S. Treasury securities	RCFD3531	7,470,610	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCFD3532	0	2.
3. Securities issued by states and political subdivisions in the U.S	RCFD3533	0	3.
4. Mortgage-backed securities (MBS):			4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDG379	143,164	4.a.
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (include CMOs, REMICs, and stripped MBS)(1)	RCFDG380	0	4.b.
c. All other residential MBS	RCFDG381	16,720	4.c.
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies(1)	RCFDK197	0	4.d.
e. All other commercial MBS	RCFDK198	0	4.e.
5. Other debt securities:			5.
a. Structured financial products	RCFDHT62	84,207	5.a.
b. All other debt securities	RCFDG386	13,626,998	5.b.
6. Loans:			6.
a. Loans secured by real estate			6.a.
1. Loans secured by 1-4 family residential properties	RCFDHT63	0	6.a.1.
2. All other loans secured by real estate	RCFDHT64	0	6.a.2.
b. Commercial and industrial loans	RCFDF614	63,403	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT65	0	6.c.
d. Other loans	RCFDF618	0	6.d.
7. Not appliable			7.
8. Not applicable			8.
9. Other trading assets	RCFD3541	5,286,713	9.
10. Not applicable			10.
11. Derivatives with a positive fair value	RCFD3543	2,921,643	11.
12. Total trading assets (sum of items 1 through 11) (total of column A must equal Schedule RC, item 5)	RCFD3545	29,613,458	12.
13. Not available			13.
a. Liability for short positions	RCFD3546	949,860	13.a.
b. Other trading liabilities	RCFDF624	958,460	13.b.
14. Derivatives with a negative fair value	RCFD3547	2,142,796	14.
15. Total trading liabilities (sum of items 13.a through 14) (total of column A must equal Schedule RC, item 15)	RCFD3548	4,051,116	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):			M.1.
a. Loans secured by real estate			M.1.a.
1. Loans secured by 1-4 family residential properties	RCFDHT66	0	M.1.a.1.
2. All other loans secured by real estate	RCFDHT67	0	M.1.a.2.
b. Commercial and industrial loans	RCFDF632	74,111	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT68	0	M.1.c.
d. Other loans	RCFDF636	0	M.1.d.
Memorandum items 2 through 10 are to be completed by banks with $10 billion or more in total trading assets.
2. Loans measured at fair value that are past due 90 days or more:(1)			M.2.
a. Fair value	RCFDF639	0	M.2.a.
b. Unpaid principal balance	RCFDF640	0	M.2.b.

(1)         U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

(1)         The $10 billion trading asset-size test is based on total trading assets reported on the June 30, 2018, Report of Condition.

Dollar amounts in thousands	Consolidated Bank
Memorandum items 3 through 10 are to be completed by banks with $10 billion or more in total trading assets.
3. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):			M.3.
a. Trust preferred securities issued by financial institutions	RCFDG299	52,957	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCFDG332	31,250	M.3.b.
c. Corporate and similar loans	RCFDG333	0	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG334	0	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG335	0	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCFDG651	0	M.3.f.
g. Other collateral or reference assets	RCFDG652	0	M.3.g.
4. Pledged trading assets:			M.4.
a. Pledged securities	RCFDG387	4,801,470	M.4.a.
b. Pledged loans	RCFDG388	0	M.4.b.

Dollar amounts in thousands
5. Asset-backed securities:			M.5.
a. Credit card receivables	RCFDF643	0	M.5.a.
b. Home equity lines	RCFDF644	0	M.5.b.
c. Automobile loans	RCFDF645	0	M.5.c.
d. Other consumer loans	RCFDF646	85,614	M.5.d.
e. Commercial and industrial loans	RCFDF647	0	M.5.e.
f. Other	RCFDF648	0	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)			M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):			M.7.
a. Readily determinable fair values	RCFDF652	2,076,476	M.7.a.
b. Other	RCFDF653	0	M.7.b.
8. Loans pending securitization	RCFDF654	0	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $1,000,000 and exceed 25% of the item):(1)			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655	Click here for value	M.9.a.1.
2. Amount of component	RCFDF655	3,210,237	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
(TEXTF656)	RCFDF656	0	M.9.b.1.
c. Disclose component and the dollar amount of that component:			M.9.c.
(TEXTF657)	RCFDF657	0	M.9.c.1.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $1,000,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658	Click here for value	M.10.a.1.
2. Amount of component	RCFDF658	958,460	M.10.a.2.
b. Disclose component and the dollar amount of that component:	RCFDF659	0	M.10.b.
(TEXTF659)			M.10.b.1.
c. Disclose component and the dollar amount of that component:	RCFDF660	0	M.10.c.
(TEXTF660)			M.10.c.1.

(TEXTF655) Precious Metals Inventory

(TEXTF658) Precious Metal Payable

(1)         Exclude equity securities.

Schedule RC-E Part I - Deposits in Domestic Offices

Dollar amounts in thousands	(Column A) Transaction Accounts Total Transaction accounts (including total demand deposits)		(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)		(Column C) Nontransaction Accounts Total nontransaction accounts (including MMDAs)
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549	24,965,644			RCONB550	95,060,297	1.
2. U.S. Government	RCON2202	267			RCON2520	0	2.
3. States and political subdivisions in the U.S.	RCON2203	2,126			RCON2530	516,045	3.
4. Commercial banks and other depository institutions in the U.S.	RCONB551	316,194			RCONB552	115,982	4.
5. Banks in foreign countries	RCON2213	5,028,932			RCON2236	1,646,913	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216	175,371			RCON2377	2,300,010	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	30,488,534	RCON2210	18,832,046	RCON2385	99,639,247	7.

Dollar amounts in thousands
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	0	M.1.a.
b. Total brokered deposits	RCON2365	22,455,414	M.1.b.
c. Brokered deposits of $250,000 or less (fully insured brokered deposits)(2)	RCONHK05	16,032,802	M.1.c.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits of $250,000 or less with a remaining maturity of one year or less (included in Memorandum item 1.c above)	RCONHK06	8,621,898	M.1.d.1.
2. Not applicable			M.1.d.2.
3. Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	6,360,437	M.1.d.3.

e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only).

	RCON5590	NR	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0	M.1.f.
g. Total reciprocal deposits (as of the report date)	RCONJH83	0	M.1.g.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	16,779,268	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	44,501,506	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	8,744,100	M.2.b.
c. Total time deposits of $100,000 through $250,000	RCONJ473	654,785	M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	28,959,588	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	0	M.2.e.
3. Maturity and repricing data for time deposits of $250,000 or less:			M.3.
a. Time deposits of $250,000 or less with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONHK07	880,553	M.3.a.1.
2. Over three months through 12 months	RCONHK08	975,276	M.3.a.2.
3. Over one year through three years	RCONHK09	2,614,614	M.3.a.3.
4. Over three years	RCONHK10	4,928,442	M.3.a.4.
b. Time deposits of $250,000 or less with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)(3)	RCONHK11	1,855,828	M.3.b.
4. Maturity and repricing data for time deposits of more than $250,000:			M.4.
a. Time deposits of more than $250,000 with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONHK12	17,564,438	M.4.a.1.
2. Over three months through 12 months	RCONHK13	10,482,385	M.4.a.2.
3. Over one year through three years	RCONHK14	143,057	M.4.a.3.
4. Over three years	RCONHK15	769,708	M.4.a.4.
b. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)(3)	RCONK222	28,046,823	M.4.b.

5. Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?

	RCONP752	Yes	M.5.
Memorandum items 6 and 7 are to be completed by institutions with $1 billion or more in total assets that answered “Yes” to Memorandum item 5 above.
6. Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a and 6.b must be less than or equal to item 1, column A, above):(5)			M.6.
a. Total deposits in those noninterest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP753	182,085	M.6.a.
b. Total deposits in those interest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP754	6,199,795	M.6.b.

7. Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above):

			M.7.

(2)            The dollar amount used as the basis for reporting in Memorandum item 1.c reflects the deposit insurance limit in effect on the report date.

(3)            Report both fixed- and floating-rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

(5)            The $1 billion asset size test is based on the total assets reported on the June 30, 2018, Report of Condition.

Dollar amounts in thousands
a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above):			M.7.a.
1. Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use	RCONP756	2,394,046	M.7.a.1.
2. Deposits in all other MMDAs of individuals, partnerships, and corporations	RCONP757	13,305,374	M.7.a.2.
b. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above):			M.7.b.
1. Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use	RCONP758	32,864,800	M.7.b.1.
2. Deposits in all other savings deposit accounts of individuals, partnerships, and corporations	RCONP759	10,959,067	M.7.b.2.

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs

Dollar amounts in thousands
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCFNB553	939,946	1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository institutions	RCFNB554	0	2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)	RCFN2625	4,045,104	3.
4. Foreign governments and official institutions (including foreign central banks)	RCFN2650	30,643	4.
5. U.S. Government and states and political subdivisions in the U.S.	RCFNB555	0	5.
6. Total	RCFN2200	5,015,693	6.
1. Time deposits with a remaining maturity of one year or less (included in Schedule RC, item 13.b)	RCFNA245	519,790	M.1.

Schedule RC-F - Other Assets

Dollar amounts in thousands
1. Accrued interest receivable(2)	RCFDB556	432,822	1.
2. Net deferred tax assets(3)	RCFD2148	1,278,354	2.
3. Interest-only strips receivable (not in the form of a security)(4)	RCFDHT80	0	3.
4. Equity investments without readily determinable fair values(5)	RCFD1752	817,564	4.
5. Life insurance assets:			5.
a. General account life insurance assets	RCFDK201	6,547	5.a.
b. Separate account life insurance assets	RCFDK202	223,763	5.b.
c. Hybrid account life insurance assets	RCFDK270	0	5.c.
6. All other assets (itemize and describe amounts greater than $100,000 that exceed 25% of this item)	RCFD2168	3,074,461	6.
a. Prepaid expenses	RCFD2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCFD1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCFDC010	0	6.c.
d. FDIC loss-sharing indemnification assets	RCFDJ448	0	6.d.
e. Computer software	RCFDFT33	0	6.e.
f. Accounts receivable	RCFDFT34	0	6.f.
g. Receivables from foreclosed government-guaranteed mortgage loans	RCFDFT35	0	6.g.
h. Disclose component and the dollar amount of that component:			6.h.
1. Describe component	TEXT3549	Click here for value	6.h.1.
2. Amount of component	RCFD3549	778,111	6.h.2.
i. Disclose component and the dollar amount of that component:			6.i.
1. Describe component	TEXT3550		6.i.1.
2. Amount of component	RCFD3550	0	6.i.2.
j. Disclose component and the dollar amount of that component:			6.j.
1. Describe component	TEXT3551		6.j.1.
2. Amount of component	RCFD3551	0	6.j.2.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)	RCFD2160	5,833,511	7.

(TEXT3549) Miscellaneous assets

(2)            Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets. Exclude accrued interest receivables on financial assets that are reported elsewhere on the balance sheet.

(3)            See discussion of deferred income taxes in Glossary entry on “income taxes.”

(4)            Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

(5)            Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.

Schedule RC-G - Other Liabilities

Dollar amounts in thousands
1. Not available			1.
a. Interest accrued and unpaid on deposits in domestic offices(6)	RCON3645	147,056	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCFD3646	854,121	1.b.
2. Net deferred tax liabilities(2)	RCFD3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures(7)	RCFDB557	89,292	3.
4. All other liabilities (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)	RCFD2938	3,138,915	4.
a. Accounts payable	RCFD3066	0	4.a.
b. Deferred compensation liabilities	RCFDC011	0	4.b.
c. Dividends declared but not yet payable	RCFD2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCFDC012	0	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552	Click here for value	4.e.1.
2. Amount of component	RCFD3552	1,155,819	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553	Click here for value	4.f.1.
2. Amount of component	RCFD3553	790,084	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554		4.g.1.
2. Amount of component	RCFD3554	0	4.g.2.
5. Total	RCFD2930	4,229,384	5.

(TEXT3552) Settlement account

(TEXT3553) Oblgns under Fin lease-Fut MLP

(6)              For savings banks, include “dividends” accrued and unpaid on deposits.

(2)              See discussion of deferred income taxes in Glossary entry on “income taxes.”

(7)              Institutions that have adopted ASU 2016-13 should report in Schedule RC-G, item 3 the allowance for credit losses on those off-balance sheet credit exposures that are not unconditionally cancelable.

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

To be completed only by banks with foreign offices.

Dollar amounts in thousands
1. Not applicable			1.
2. Not applicable			2.
3. Securities purchased under agreements to resell	RCONB989	8,262,776	3.
4. Securities sold under agreements to repurchase	RCONB995	5,637,726	4.
5. Other borrowed money	RCON3190	6,993,085	5.
EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2163	0	6.
OR
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2941	3,490,432	7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON2192	180,556,651	8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON3129	155,261,442	9.

Dollar amounts in thousands	(Column A) Amortized Cost of Held-to-Maturity Securities		(Column B) Fair Value of Available-for-Sale Securities
10. U.S. Treasury securities	RCON0211	0	RCON1287	19,347,931	10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON8492	0	RCON8495	2,894,504	11.
12. Securities issued by states and political subdivisions in the U.S	RCON8496	7,548	RCON8499	0	12.
13. Mortgage-backed securities (MBS):					13.
a. Mortgage pass-through securities:					13.a.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG389	4,074,600	RCONG390	14,231,457	13.a.1.
2. Other mortgage pass-through securities	RCON1709	0	RCON1713	119	13.a.2.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					13.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies(1)	RCONG393	8,347,996	RCONG394	1,334,106	13.b.1.
2. All other mortgage-backed securities	RCON1733	2,056	RCON1736	0	13.b.2.
14. Other domestic debt securities (include domestic structured financial products and domestic asset-backed securities)	RCONG397	0	RCONG398	147,837	14.
15. Other foreign debt securities (include foreign structured financial products and foreign asset-backed securities)	RCONG399	0	RCONG400	3,455,915	15.
16. Investments in mutual funds and other equity securities with readily determinable fair values(2)			RCONA511	0	16.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16)	RCON1754	12,432,200	RCON1773	41,411,869	17.

Dollar amounts in thousands
18. Equity investments not held for trading:			18.
a. Equity securities with readily determinable fair values(3)	RCONJA22	140,382	18.a.
b. Equity investments without readily determinable fair values	RCON1752	817,564	18.b.
Items 19, 20 and 21 are to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes.			19.
19. Total trading assets	RCON3545	29,613,224
20. Total trading liabilities	RCON3548	4,051,117	20.
21. Total loans held for trading	RCONHT71	63,403	21.

Item 22 is to be completed by banks that: (1) have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or (2) are required to complete Schedule RC-D, Trading Assets and Liabilities.

22. Total amount of fair value option loans held for investment and held for sale	RCONJF75	325,889	22.

(1)            U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

(2)            Item 16 is to be completed only by institutions that have not adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities. See the instructions for further detail on ASU 2016-01.

(3)            Item 18.a is to be completed only by institutions that have adopted ASU 2016-01. See the instructions for further detail on ASU 2016-01.

Schedule RC-I - Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other “foreign” offices.

Dollar amounts in thousands
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)	RCFN2133	124,518	1.
2. Total IBF liabilities (component of Schedule RC, item 21)	RCFN2898	4,633,923	2.

Schedule RC-K - Quarterly Averages

Dollar amounts in thousands
1. Interest-bearing balances due from depository institutions	RCFD3381	12,806,609	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)(2)	RCFDB558	21,292,255	2.
3. Mortgage-backed securities(2)	RCFDB559	28,188,227	3.
4. All other debt securities and equity securities with readily determinable fair values not held for trading purposes	RCFDB560	3,530,823	4.
5. Federal funds sold and securities purchased under agreements to resell	RCFD3365	6,018,598	5.
6. Loans:			6.
a. Loans in domestic offices:			6.a.
1. Total loans	RCON3360	69,736,775	6.a.1.
2. Loans secured by real estate:			6.a.2.
a. Loans secured by 1-4 family residential properties	RCON3465	18,435,465	6.a.2.a.
b. All other loans secured by real estate	RCON3466	11,913,250	6.a.2.b.
3. Loans to finance agricultural production and other loans to farmers	RCON3386	225,830	6.a.3.
4. Commercial and industrial loans	RCON3387	28,830,958	6.a.4.
5. Loans to individuals for household, family, and other personal expenditures:			6.a.5.
a. Credit cards	RCONB561	1,216,130	6.a.5.a.
b. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RCONB562	217,749	6.a.5.b.
b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs	RCFN3360	219,376	6.b.

Item 7 is to be completed by banks with total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes.

7. Trading assets	RCFD3401	32,183,871	7.
8. Lease financing receivables (net of unearned income)	RCFD3484	0	8.
9. Total assets(4)	RCFD3368	184,896,217	9.
10. Interest-bearing transaction accounts in domestic offices (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RCON3485	16,987,342	10.
11. Nontransaction accounts in domestic offices:			11.
a. Savings deposits (includes MMDAs)	RCONB563	60,172,249	11.a.
b. Time deposits of $250,000 or less	RCONHK16	13,913,277	11.b.
c. Time deposits of more than $250,000	RCONHK17	26,304,188	11.c.
12. Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs	RCFN3404	4,718,365	12.
13. Federal funds purchased and securities sold under agreements to repurchase	RCFD3353	9,378,955	13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCFD3355	7,009,905	14.

(2)                       Quarterly averages for all debt securities should be based on amortized cost.

(4)                      The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar amounts in thousands
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCFD3814	790,248	1.a.
Item 1.a.(1) is to be completed for the December report only.
1. Unused commitments for reverse mortgages outstanding that are held for investment in domestic offices..	RCONHT72	NR	1.a.1.
b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCFD3815	6,182,853	1.b.

Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines. (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)

Items 1.b.(1) and 1.b.(2) are to be completed semiannually in the June and December reports only.
1. Unused consumer credit card lines	RCFDJ455	NR	1.b.1.
2. Other unused credit card lines	RCFDJ456	NR	1.b.2.
c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.
1. Secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCFDF164	0	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCFDF165	2,123,813	1.c.1.b.
2. Not secured by real estate	RCFD6550	358,416	1.c.2.
d. Securities underwriting	RCFD3817	0	1.d.
e. Other unused commitments:			1.e.
1. Commercial and industrial loans	RCFDJ457	67,582,649	1.e.1.
2. Loans to financial institutions	RCFDJ458	14,679,014	1.e.2.
3. All other unused commitments	RCFDJ459	3,038,962	1.e.3.
2. Financial standby letters of credit and foreign office guarantees	RCFD3819	5,730,380	2.
Item 2.a is to be completed by banks with $1 billion or more in total assets.
a. Amount of financial standby letters of credit conveyed to others(1)	RCFD3820	282,689	2.a.
3. Performance standby letters of credit and foreign office guarantees	RCFD3821	3,730,674	3.
Item 3.a is to be completed by banks with $1 billion or more in total assets.
a. Amount of performance standby letters of credit conveyed to others(1)	RCFD3822	145,145	3.a.
4. Commercial and similar letters of credit	RCFD3411	173,873	4.
5. Not applicable			5.
6. Securities lent and borrowed:			6.
a. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCFD3433	0	6.a.
b. Securities borrowed	RCFD3432	0	6.b.

Dollar amounts in thousands	(Column A) Sold Protection		(Column B) Purchased Protection
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCFDC968	51,317,389	RCFDC969	53,379,017	7.a.1.
2. Total return swaps	RCFDC970	1,272,942	RCFDC971	13,551,873	7.a.2.
3. Credit options	RCFDC972	0	RCFDC973	0	7.a.3.
4. Other credit derivatives	RCFDC974	0	RCFDC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCFDC219	372,533	RCFDC221	911,822	7.b.1.
2. Gross negative fair value	RCFDC220	845,761	RCFDC222	467,448	7.b.2.

Dollar amounts in thousands
c. Notional amounts by regulatory capital treatment:(1)			7.c.
1. Positions covered under the Market Risk Rule:			7.c.1.
a. Sold protection	RCFDG401	51,585,331	7.c.1.a.
b. Purchased protection	RCFDG402	63,746,980	7.c.1.b.
2. All other positions:			7.c.2.
a. Sold protection	RCFDG403	1,005,000	7.c.2.a.
b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCFDG404	957,000	7.c.2.b.
c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCFDG405	2,226,910	7.c.2.c.

Dollar amounts in thousands	(Column A) Remaining Maturity of One Year or Less		(Column B) Remaining Maturity of Over One Year Through Five Years		(Column C) Remaining Maturity of Over Five Years
d. Notional amounts by remaining maturity:							7.d.
1. Sold credit protection:(2)							7.d.1.
a. Investment grade	RCFDG406	3,951,576	RCFDG407	13,579,311	RCFDG408	1,835,132	7.d.1.a.
b. Subinvestment grade	RCFDG409	3,592,899	RCFDG410	28,532,988	RCFDG411	1,098,425	7.d.1.b.
2. Purchased credit protection:(3)							7.d.2.
a. Investment grade	RCFDG412	8,480,682	RCFDG413	13,935,390	RCFDG414	1,814,471	7.d.2.a.
b. Subinvestment grade	RCFDG415	10,237,841	RCFDG416	29,111,424	RCFDG417	3,351,082	7.d.2.b.

(1)         The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported in the June 30, 2018, Report of Condition.

(1)         The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported in the June 30, 2018, Report of Condition.

Dollar amounts in thousands
8. Spot foreign exchange contracts	RCFD8765	58,518,928	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCFD3430	0	9.
a. Not applicable			9.a.
b. Commitments to purchase when-issued securities	RCFD3434	0	9.b.
c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank’s behalf	RCFDC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555		9.d.1.
2. Amount of component	RCFD3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556		9.e.1.
2. Amount of component	RCFD3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
(TEXT3557)	RCFD3557	0	9.f.1.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCFD5591	0	10.
a. Commitments to sell when-issued securities	RCFD3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592		10.b.1.
2. Amount of component	RCFD5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593		10.c.1.
2. Amount of component	RCFD5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594		10.d.1.
2. Amount of component	RCFD5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595		10.e.1.
2. Amount of component	RCFD5595	0	10.e.2.
Items 11.a and 11.b are to be completed semiannually in the June and December reports only.			11.
11. Year-to-date merchant credit card sales volume:
a. Sales for which the reporting bank is the acquiring bank	RCFDC223	NR	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCFDC224	NR	11.b.

(1)         Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.

(2)         Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.

(3)         Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

Dollar amounts in thousands	(Column A) Interest Rate Contracts		(Column B) Foreign Exchange Contracts		(Column C) Equity Derivative Contracts		(Column D) Commodity and Other Contracts
12. Gross amounts (e.g., notional amounts):									12.
a. Futures contracts	RCFD8693	133,137,310	RCFD8694	3,403,666	RCFD8695	0	RCFD8696	1,830,821	12.a.
b. Forward contracts	RCFD8697	596,546,304	RCFD8698	485,155,196	RCFD8699	0	RCFD8700	38,032,095	12.b.
c. Exchange-traded option contracts:									12.c.
1. Written options	RCFD8701	2,639,143	RCFD8702	0	RCFD8703	0	RCFD8704	0	12.c.1.
2. Purchased options	RCFD8705	2,949,665	RCFD8706	0	RCFD8707	0	RCFD8708	0	12.c.2.
d. Over-the-counter option contracts:									12.d.
1. Written options	RCFD8709	91,895,804	RCFD8710	50,469,505	RCFD8711	37,257,171	RCFD8712	1,176,842	12.d.1.
2. Purchased options	RCFD8713	100,247,948	RCFD8714	51,430,978	RCFD8715	40,491,276	RCFD8716	1,307,160	12.d.2.
e. Swaps	RCFD3450	2,853,375,648	RCFD3826	929,354,293	RCFD8719	7,251,755	RCFD8720	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCFDA126	3,753,152,272	RCFDA127	1,519,689,136	RCFD8723	81,760,275	RCFD8724	42,346,918	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCFD8725	27,639,550	RCFD8726	124,502	RCFD8727	3,239,927	RCFD8728	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCFDA589	4,861,762							14.a.
15. Gross fair values of derivative contracts:									15.
a. Contracts held for trading:									15.a.
1. Gross positive fair value	RCFD8733	14,115,380	RCFD8734	16,775,605	RCFD8735	2,967,165	RCFD8736	1,212,570	15.a.1.
2. Gross negative fair value	RCFD8737	15,662,034	RCFD8738	16,315,937	RCFD8739	2,944,647	RCFD8740	1,288,985	15.a.2.
b. Contracts held for purposes other than trading:									15.b.
1. Gross positive fair value	RCFD8741	235,001	RCFD8742	5,931	RCFD8743	161,416	RCFD8744	0	15.b.1.
2. Gross negative fair value	RCFD8745	415,539	RCFD8746	0	RCFD8747	32,685	RCFD8748	0	15.b.2.

Dollar amounts in thousands	(Column A) Banks and Securities Firms	(Column B)	(Column C) Hedge Funds	(Column D) Sovereign Governments	(Column E) Corporations and All Other Counterparties
Item 16 is to be completed only by banks with total assets of $10 billion or more.						16.
16. Over-the counter derivatives:(1)
a. Net current credit exposure	RCFDG418		RCFDG420	RCFDG421	RCFDG422
	3,114,425		71,846	254,669	3,649,778	16.a.
b. Fair value of collateral:
1. Cash - U.S. dollar	RCFDG423		RCFDG425	RCFDG426	RCFDG427	16.b.
	3,578,345		131,030	0	1,099,456	16.b.1.
2. Cash - Other currencies	RCFDG428		RCFDG430	RCFDG431	RCFDG432
	466,638		3,224	190,504	91,847	16.b.2.
3. U.S. Treasury securities	RCFDG433		RCFDG435	RCFDG436	RCFDG437
	330,814		67,309	0	329,349	16.b.3.
4. U.S. Government agency and U.S. Government-sponsored agency debt securities	RCFDG438		RCFDG440	RCFDG441	RCFDG442
	0		30,763	0	50,438	16.b.4.
5. Corporate bonds	RCFDG443		RCFDG445	RCFDG446	RCFDG447
	0		0	0	21,804	16.b.5.
6. Equity securities	RCFDG448		RCFDG450	RCFDG451	RCFDG452
	0		0	0	0	16.b.6.
7. All other collateral	RCFDG453		RCFDG455	RCFDG456	RCFDG457
	1,917,913		0	0	354,752	16.b.7.
8. Total fair value of collateral (sum of items 16.b.(1) through (7))	RCFDG458		RCFDG460	RCFDG461	RCFDG462
	6,293,710		232,326	190,504	1,947,646	16.b.8.

(1)         The $10 billion asset-size test is based on the total assets reported on the June 30, 2018, Report of Condition.

Schedule RC-M - Memoranda

Dollar amounts in thousands
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCFD6164	162,718	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCFD6165	8	1.b.
2. Intangible assets:			2.
a. Mortgage servicing assets	RCFD3164	2,737	2.a.
1. Estimated fair value of mortgage servicing assets	RCFDA590	2,737	2.a.1.
b. Goodwill	RCFD3163	1,242,000	2.b.
c. All other intangible assets	RCFDJF76	16,246	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10)	RCFD2143	1,260,983	2.d.
3. Other real estate owned:			3.
a. Construction, land development, and other land in domestic offices	RCON5508	0	3.a.
b. Farmland in domestic offices	RCON5509	0	3.b.
c. 1-4 family residential properties in domestic offices	RCON5510	12,512	3.c.
d. Multifamily (5 or more) residential properties in domestic offices	RCON5511	0	3.d.
e. Nonfarm nonresidential properties in domestic offices	RCON5512	0	3.e.
f. In foreign offices	RCFN5513	0	3.f.
g. Total (sum of items 3.a through 3.g) (must equal Schedule RC, item 7)	RCFD2150	12,512	3.g.
4. Cost of equity securities with readily determinable fair values not held for trading(5)	RCFDJA29	NR	4.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:(1)			5.a.1.
a. One year or less	RCFDF055	1,000,000	5.a.1.a.
b. Over one year through three years	RCFDF056	0	5.a.1.b.
c. Over three years through five years	RCFDF057	0	5.a.1.c.
d. Over five years	RCFDF058	0	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)(2)	RCFD2651	0	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) - (d) above)	RCFDF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity or next repricing date of:(3)			5.b.1.
a. One year or less	RCFDF060	1,013,605	5.b.1.a.
b. Over one year through three years	RCFDF061	3,500,000	5.b.1.b.
c. Over three years through five years	RCFDF062	0	5.b.1.c.
d. Over five years	RCFDF063	1,479,480	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)(4)	RCFDB571	604,058	5.b.2.
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCFD3190	6,993,085	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCFDB569	Yes	6.
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities	RCFDB570	20,505,127	7.
8. Internet Web site addresses and physical office trade names:			8.
a. Uniform Resource Locator (URL) of the reporting institution’s primary Internet Web site (home page), if any (Example: www.examplebank.com):	TEXT4087	Click here for value	8.a.

(5)         Item 4 is to be completed only by insured state banks that have adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities, and have been approved to hold grandfathered equity investments. See instructions for further detail on ASU 2016-01.

(1)         Report fixed-rate advances by remaining maturity and floating-rate advances by next repricing date.

(2)         Report both fixed- and floating-rate advances by remaining maturity. Exclude floating-rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.

(3)         Report fixed-rate other borrowings by remaining maturity and floating-rate other borrowings by next repricing date.

(4)         Report both fixed- and floating-rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

Dollar amounts in thousands
b. URLs of all other public-facing Internet Web sites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz):(1)			8.b.
1. URL 1	TE01N528	NR	8.b.1.
2. URL 2	TE02N528	NR	8.b.2.
3. URL 3	TE03N528	NR	8.b.3.
4. URL 4	TE04N528	NR	8.b.4.
5. URL 5	TE05N528	NR	8.b.5.
6. URL 6	TE06N528	NR	8.b.6.
7. URL 7	TE07N528	NR	8.b.7.
8. URL 8	TE08N528	NR	8.b.8.
9. URL 9	TE09N528	NR	8.b.9.
10. URL 10	TE10N528	NR	8.b.10.

c. Trade names other than the reporting institution’s legal title used to identify one or more of the institution’s physical offices at which deposits are accepted or solicited from the public, if any:

			8.c.
1. Trade name 1	TE01N529	NR	8.c.1.
2. Trade name 2	TE02N529	NR	8.c.2.
3. Trade name 3	TE03N529	NR	8.c.3.
4. Trade name 4	TE04N529	NR	8.c.4.
5. Trade name 5	TE05N529	NR	8.c.5.
6. Trade name 6	TE06N529	NR	8.c.6.
Item 9 is to be completed annually in the December report only.
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCFD4088	NR	9.
10. Secured liabilities:			10.
a. Amount of “Federal funds purchased in domestic offices” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCFDF065	0	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	Yes	12.
13. Assets covered by loss-sharing agreements with the FDIC:			13.
a. Loans and leases (included in Schedule RC, items 4.a and 4.b):			13.a.
1. Loans secured by real estate in domestic offices:			13.a.1.
a. Construction, land development, and other land loans:			13.a.1.a.
1. 1-4 family residential construction loans	RCONK169	0	13.a.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK170	0	13.a.1.a.2.
b. Secured by farmland	RCONK171	0	13.a.1.b.
c. Secured by 1-4 family residential properties:			13.a.1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK172	0	13.a.1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:			13.a.1.c.2.
a. Secured by first liens	RCONK173	0	13.a.1.c.2.a.
b. Secured by junior liens	RCONK174	0	13.a.1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCONK175	0	13.a.1.d.
e. Secured by nonfarm nonresidential properties:			13.a.1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK176	0	13.a.1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK177	0	13.a.1.e.2.
2. Not applicable			13.a.2.
3. Not applicable			13.a.3.
4. Not applicable			13.a.4.
5. All other loans and all leases	RCFDK183	0	13.a.5.

(1)            Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking). Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net).

Dollar amounts in thousands
b. Other real estate owned (included in Schedule RC, item 7):			13.b.
1. Construction, land development, and other land in domestic offices	RCONK187	0	13.b.1.
2. Farmland in domestic offices	RCONK188	0	13.b.2.
3. 1-4 family residential properties in domestic offices	RCONK189	0	13.b.3.
4. Multifamily (5 or more) residential properties in domestic offices	RCONK190	0	13.b.4.
5. Nonfarm nonresidential properties in domestic offices	RCONK191	0	13.b.5.
6. In foreign offices	RCFNK260	0	13.b.6.
7. Portion of covered other real estate owned included in items 13.b.(1) through (6) above that is protected by FDIC loss-sharing agreements	RCFDK192	0	13.b.7.
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCFDJ461	0	13.c.
d. Other assets (exclude FDIC loss-sharing indemnification assets)	RCFDJ462	0	13.d.
Items 14.a and 14.b are to be completed annually in the December report only.
14. Captive insurance and reinsurance subsidiaries:			14.
a. Total assets of captive insurance subsidiaries(2)	RCFDK193	NR	14.a.
b. Total assets of captive reinsurance subsidiaries(2)	RCFDK194	NR	14.b.
Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender.
15.Qualified Thrift Lender (QTL) test:			15.

a. Does the institution use the Home Owners’ Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)

	RCONL133	NR	15.a.
b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?	RCONL135	NR	15.b.
Item 16.a and, if appropriate, items 16.c and 16.d are to be completed semiannually in the June and December reports only. Item 16.b is to be completed annually in the June report only.
16. International remittance transfers offered to consumers:			16.
a. As of the report date, did your institution offer to consumers in any state any of the following mechanisms for sending international remittance transfers?			16.a.
1. International wire transfers	RCONN517	NR	16.a.1.
2. International ACH transactions	RCONN518	NR	16.a.2.
3. Other proprietary services operated by your institution	RCONN519	NR	16.a.3.
4. Other proprietary services operated by another party	RCONN520	NR	16.a.4.

b. Did your institution provide more than 100 international remittance transfers in the previous calendar year or does your institution estimate that it will provide more than 100 international remittance transfers in the current calendar year?

	RCONN521	NR	16.b.

Items 16.c and 16.d are to be completed by institutions that answered “Yes” to item 16.b in the current report or, if item 16.b is not required to be completed in the current report, in the most recent prior report in which item 16.b was required to be completed.

c. Indicate which of the mechanisms described in items 16.a.(1), (2), and (3) above is the mechanism that your institution estimates accounted for the largest number of international remittance transfers your institution provided during the two calendar quarters ending on the report date. (For international wire transfers, enter 1; for international ACH transactions, enter 2; for other proprietary services operated by your institution, enter 3. If your institution did not provide any international remittance transfers using the mechanisms described in items 16.a.(1), (2), and (3) above during the two calendar quarters ending on the report date, enter 0.)

	RCONN522	NR	16.c.
d. Estimated number and dollar value of international remittance transfers provided by your institution during the two calendar quarters ending on the report date:			16.d.
1. Estimated number of international remittance transfers	RCONN523	NR	16.d.1.
2. Estimated dollar value of international remittance transfers	RCONN524	NR	16.d.2.
3. Estimated number of international remittance transfers for which your institution applied the temporary exception	RCONN527	NR	16.d.3.

(TEXT4087) https://www.us.hsbc.com/

(2)                      Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
1.Loans secured by real estate:							1.
a. Construction, land development, and other land loans in domestic offices:							1.a.
1. 1-4 family residential construction loans	RCONF172	0	RCONF174	0	RCONF176	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCONF173	3,560	RCONF175	0	RCONF177	0	1.a.2.
b. Secured by farmland in domestic offices	RCON3493	0	RCON3494	0	RCON3495	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:							1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	7,020	RCON5399	0	RCON5400	37,751	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:							1.c.2.
a. Secured by first liens	RCONC236	201,435	RCONC237	0	RCONC229	370,912	1.c.2.a.
b. Secured by junior liens	RCONC238	1,612	RCONC239	0	RCONC230	9,453	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RCON3499	0	RCON3500	0	RCON3501	0	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:							1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	4,697	RCONF180	0	RCONF182	2,679	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONF179	0	RCONF181	0	RCONF183	49	1.e.2.
f. In foreign offices	RCFNB572	0	RCFNB573	0	RCFNB574	0	1.f.
2. Loans to depository institutions and acceptances of other banks:							2.
a. To U.S. banks and other U.S. depository institutions	RCFD5377	0	RCFD5378	0	RCFD5379	0	2.a.
b. To foreign banks	RCFD5380	0	RCFD5381	0	RCFD5382	0	2.b.
3. Loans to finance agricultural production and other loans to farmers	RCFD1594	0	RCFD1597	0	RCFD1583	0	3.
4. Commercial and industrial loans:							4.
a. To U.S. addressees (domicile)	RCFD1251	73,075	RCFD1252	867	RCFD1253	187,869	4.a.
b. To non-U.S. addressees (domicile)	RCFD1254	2,199	RCFD1255	0	RCFD1256	72,072	4.b.
5. Loans to individuals for household, family, and other personal expenditures:							5.
a. Credit cards	RCFDB575	18,893	RCFDB576	18,441	RCFDB577	0	5.a.
b. Automobile loans	RCFDK213	0	RCFDK214	0	RCFDK215	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK216	5,251	RCFDK217	5,598	RCFDK218	0	5.c.
6. Loans to foreign governments and official institutions	RCFD5389	0	RCFD5390	0	RCFD5391	0	6.
7. All other loans	RCFD5459	3,817	RCFD5460	970	RCFD5461	658	7.
8. Lease financing receivables:							8.
a. Leases to individuals for household, family, and other personal expenditures	RCFDF166	0	RCFDF167	0	RCFDF168	0	8.a.
b. All other leases	RCFDF169	0	RCFDF170	0	RCFDF171	0	8.b.
9. Total loans and leases (sum of items 1 through 8.b)	RCFD1406	321,559	RCFD1407	25,876	RCFD1403	681,443	9.
10. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCFD3505	0	RCFD3506	0	RCFD3507	0	10.
11. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC:	RCFDK036	54,738	RCFDK037	4,069	RCFDK038	382	11.
a. Guaranteed portion of loans and leases included in item 11 above, excluding rebooked “GNMA loans”	RCFDK039	2,508	RCFDK040	3,947	RCFDK041	216	11.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 11 above	RCFDK042	52,152	RCFDK043	0	RCFDK044	0	11.b.
12. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:							12.
a. Loans secured by real estate in domestic offices:							12.a.
1. Construction, land development, and other land loans:							12.a.1.
a. 1-4 family residential construction loans	RCONK045	0	RCONK046	0	RCONK047	0	12.a.1.a.
b. Other construction loans and all land development and other land loans.	RCONK048	0	RCONK049	0	RCONK050	0	12.a.1.b.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
2. Secured by farmland	RCONK051	0	RCONK052	0	RCONK053	0	12.a.2.
3. Secured by 1-4 family residential properties:							12.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK054	0	RCONK055	0	RCONK056	0	12.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:							12.a.3.b.
1. Secured by first liens
2. Secured by junior liens	RCONK057	0	RCONK058	0	RCONK059	0	12.a.3.b.1.
4. Secured by multifamily (5 or more) residential properties	RCONK060	0	RCONK061	0	RCONK062	0	12.a.3.b.2.
5. Secured by nonfarm nonresidential properties:	RCONK063	0	RCONK064	0	RCONK065	0	12.a.4.
a. Loans secured by owner-occupied nonfarm nonresidential properties							12.a.5.
b. Loans secured by other nonfarm nonresidential properties	RCONK066	0	RCONK067	0	RCONK068	0	12.a.5.a.
b. Not applicable	RCONK069	0	RCONK070	0	RCONK071	0	12.a.5.b.
c. Not applicable							12.b.
d. Not applicable							12.c.
e. All other loans and all leases							12.d.
f. Portion of covered loans and leases included in items 12.a through 12.e above that is protected by FDIC loss-sharing agreements	RCFDK087	0	RCFDK088	0	RCFDK089	0	12.e.
1.Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):	RCFDK102	0	RCFDK103	0	RCFDK104	0	12.f.
a. Construction, land development, and other land loans in domestic offices:							M.1.
1. 1-4 family residential construction loans							M.1.a.
2. Other construction loans and all land development and other land loans	RCONK105	0	RCONK106	0	RCONK107	0	M.1.a.1.
b. Loans secured by 1-4 family residential properties in domestic offices	RCONK108	0	RCONK109	0	RCONK110	0	M.1.a.2.
c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONF661	81,044	RCONF662	0	RCONF663	92,216	M.1.b.
d. Secured by nonfarm nonresidential properties in domestic offices:	RCONK111	0	RCONK112	0	RCONK113	0	M.1.c.
1. Loans secured by owner-occupied nonfarm nonresidential properties							M.1.d.
2. Loans secured by other nonfarm nonresidential properties	RCONK114	0	RCONK115	0	RCONK116	0	M.1.d.1.
e. Commercial and industrial loans:	RCONK117	0	RCONK118	0	RCONK119	0	M.1.d.2.
1. To U.S. addressees (domicile)							M.1.e.
2. To non-U.S. addressees (domicile)	RCFDK120	0	RCFDK121	0	RCFDK122	43,298	M.1.e.1.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK123	0	RCFDK124	0	RCFDK125	17,801	M.1.e.2.
Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.f, columns A through C):	RCFDK126	194	RCFDK127	143	RCFDK128	0	M.1.f.
1. Loans secured by farmland in domestic offices	RCONK130	0	RCONK131	0	RCONK132	0	M.1.f.1.
2. Not applicable							M.1.f.2.
3. Loans to finance agricultural production and other loans to farmers	RCFDK138	0	RCFDK139	0	RCFDK140	0	M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:							M.1.f.4.
a. Credit cards	RCFDK274	0	RCFDK275	143	RCFDK276	0	M.1.f.4.a.
b. Automobile loans	RCFDK277	0	RCFDK278	0	RCFDK279	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK280	0	RCFDK281	0	RCFDK282	0	M.1.f.4.c.
g. Total loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above and not reported in Schedule RC-C, Part I, Memorandum item 1 (sum of items Memorandum item 1.a.(1) through Memorandum item 1.f)(1)	RCFDHK26	81,238	RCFDHK27	143	RCFDHK28	153,315	M.1.g.

(1)             Exclude amounts reported in Memorandum items 1.f.(1) through 1.f.(4) when calculating the total in Memorandum item 1.g.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCFD6558	0	RCFD6559	0	RCFD6560	0	M.2.
3. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCFD1248	0	RCFD1249	0	RCFD1250	0	M.3.
4. Not applicable							M.4.
5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above)	RCFDC240	41	RCFDC241	0	RCFDC226	673	M.5.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more
6. Derivative contracts: Fair value of amounts carried as assets	RCFD3529	0	RCFD3530	0	M.6.

Dollar amounts in thousands
Memorandum items 7, 8, 9.a, and 9.b are to be completed semiannually in the June and December reports only.
7. Additions to nonaccrual assets during the previous six months	RCFDC410	NR	M.7.
8. Nonaccrual assets sold during the previous six months	RCFDC411	NR	M.8.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
9. Purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Stament of Position 03-3):(2)							M.9.
a. Outstanding balance	RCFDL183	NR	RCFDL184	NR	RCFDL185	NR	M.9.a.
b. Amount included in Schedule RC-N, items 1 through 7, above	RCFDL186	NR	RCFDL187	NR	RCFDL188	NR	M.9.b.

(2)         Memorandum items 9.a and 9.b should be completed only by institutions that have not yet adopted ASU 2016-13.

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

All FDIC-insured depository institutions must complete items 1 through 9, 10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 6 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an “unconsolidated single FDIC certificate number basis” (see instructions) and complete Memorandum items 6 through 18 on a fully consolidated basis.

Dollar amounts in thousands
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF236	138,472,573	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDF237	5,017,280	2.
3. Total foreign deposits, including interest accrued and unpaid thereon (included in item 2 above)	RCFNF234	5,017,280	3.
4. Average consolidated total assets for the calendar quarter	RCFDK652	184,896,217	4.
a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCFDK653	1	4.a.
5. Average tangible equity for the calendar quarter(1)	RCFDK654	20,408,111	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCFDK655	0	6.
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCFDG465	604,058	7.a.
b. Over one year through three years	RCFDG466	3,679,209	7.b.
c. Over three years through five years	RCFDG467	10,526	7.c.
d. Over five years	RCFDG468	1,699,292	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			8.
a. One year or less	RCFDG469	1,249,938	8.a.
b. Over one year through three years	RCFDG470	0	8.b.
c. Over three years through five years	RCFDG471	0	8.c.
d. Over five years	RCFDG472	2,986,460	8.d.
9. Brokered reciprocal deposits (included in Schedule RC-E, Part I, Memorandum item 1.b)	RCONG803	0	9.
Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution.
a. Fully consolidated brokered reciprocal deposits	RCONL190	NR	9.a.
10. Banker’s bank certification: Does the reporting institution meet both the statutory definition of a banker’s bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is “YES,” complete items 10.a and 10.b.	RCFDK656	No	10.
If the answer to item 10 is “YES,” complete items 10.a and 10.b.
a. Banker’s bank deduction	RCFDK657		10.a.
b. Banker’s bank deduction limit	RCFDK658		10.b.
11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is “YES,” complete items 11.a and 11.b	RCFDK659	Yes	11.
If the answer to item 11 is “YES,” complete items 11.a and 11.b.
a. Custodial bank deduction	RCFDK660	59,887,735	11.a.
b. Custodial bank deduction limit	RCFDK661	947,185	11.b.

1. Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):

			M.1.
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:(1)			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	40,761,648	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	1358116	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:(1)			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	92,693,645	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	33839	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:(1)			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	0	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	0	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:(1)			M.1.d.
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	0	M.1.d.1.

(1)         See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies’ regulatory capital standards and reported in Schedule RC-R, Part I, item 26, except as described in the instructions.

(1)         The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.

Dollar amounts in thousands
2. Number of retirement deposit accounts of more than $250,000	RCONF048	0	M.1.d.2.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets.
2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid (see instructions)(3)	RCON5597	83,774,660	M.2.

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

			M.3.
a. Legal title	TEXTA545	NR	M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Dually payable deposits in the reporting institution’s foreign branches	RCFNGW43	0	M.4.
5. Not applicable			M.5.
Memorandum items 6 through 12 are to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.
6. Criticized and classified items:			M.6.
a. Special mention	RCFDK663	CONF	M.6.a.
b. Substandard	RCFDK664	CONF	M.6.b.
c. Doubtful	RCFDK665	CONF	M.6.c.
d. Loss	RCFDK666	CONF	M.6.d.
7. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations:			M.7.
a. Nontraditional 1-4 family residential mortgage loans	RCFDN025	CONF	M.7.a.
b. Securitizations of nontraditional 1-4 family residential mortgage loans	RCFDN026	CONF	M.7.b.
8. “Higher-risk consumer loans” as defined for assessment purposes only in FDIC regulations:			M.8.
a. Higher-risk consumer loans	RCFDN027	CONF	M.8.a.
b. Securitizations of higher-risk consumer loans	RCFDN028	CONF	M.8.b.
9. “Higher-risk commercial and industrial loans and securities” as defined for assessment purposes only in FDIC regulations:			M.9.
a. Higher-risk commercial and industrial loans and securities	RCFDN029	CONF	M.9.a.
b. Securitizations of higher-risk commercial and industrial loans and securities	RCFDN030	CONF	M.9.b.
10. Commitments to fund construction, land development, and other land loans secured by real estate for the consolidated bank:			M.10.
a. Total unfunded commitments	RCFDK676	1,662,278	M.10.a.
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCFDK677	0	M.10.b.
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	RCFDK669	0	M.11.
12. Nonbrokered time deposits of more than $250,000 in domestic offices (included in Schedule RC-E, Memorandum item 2.d)	RCONK678	22,536,976	M.12.

Memorandum item 13.a is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Memorandum items 13.b through 13.h are to be completed by “large institutions” only.

13. Portion of funded loans and securities in domestic and foreign offices guaranteed or insured by the U.S. government (including FDIC loss-sharing agreements):			M.13.
a. Construction, land development, and other land loans secured by real estate	RCFDN177	0	M.13.a.
b. Loans secured by multifamily residential and nonfarm nonresidential properties	RCFDN178	0	M.13.b.
c. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDN179	301,531	M.13.c.
d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN180	0	M.13.d.
e. Commercial and industrial loans	RCFDN181	0	M.13.e.
f. Credit card loans to individuals for household, family, and other personal expenditures	RCFDN182	0	M.13.f.
g. All other loans to individuals for household, family, and other personal expenditures	RCFDN183	67,912	M.13.g.
h. Non-agency residential mortgage-backed securities	RCFDM963	0	M.13.h.
Memorandum items 14 and 15 are to be completed by “highly complex institutions” as defined in FDIC regulations.
14. Amount of the institution’s largest counterparty exposure	RCFDK673	CONF	M.14.
15. Total amount of the institution’s 20 largest counterparty exposures	RCFDK674	CONF	M.15.
Memorandum item 16 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.
16. Portion of loans restructured in troubled debt restructurings that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC-C, part I, Memorandum item 1)	RCFDL189	145,845	M.16.

(3)                                 Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d.

Dollar amounts in thousands

Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured depository institution.

17. Selected fully consolidated data for deposit insurance assessment purposes:			M.17.
a. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDL194	NR	M.17.a.
b. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDL195	NR	M.17.b.
c. Unsecured “Other borrowings” with a remaining maturity of one year or less	RCFDL196	NR	M.17.c.

d. Estimated amount of uninsured deposits in domestic offices of the institution and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid

	RCONL197	NR	M.17.d.

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)	(Column K)	(Column L)	(Column M)
Dollar amounts in thousands	Two-Year Probability of Default (PD) <= 1%	Two-Year Probability of Default (PD) 1.01—4%	Two-Year Probability of Default (PD) 4.01—7%	Two-Year Probability of Default (PD) 7.01—10%	Two-Year Probability of Default (PD) 10.01—14%	Two-Year Probability of Default (PD) 14.01—16%	Two-Year Probability of Default (PD) 16.01—18%	Two-Year Probability of Default (PD) 18.01—20%	Two-Year Probability of Default (PD) 20.01—22%	Two-Year Probability of Default (PD) 22.01—26%	Two-Year Probability of Default (PD) 26.01—30%	Two-Year Probability of Default (PD) > 30%	Two-Year Probability of Default (PD) Unscoreable	(Column N) Two-Year Probability of Default (PD) Total	(Column O) PDs Were Derived Using
18.Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:																M.18.

a. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCFDM964	RCFDM965	RCFDM966	RCFDM967	RCFDM968	RCFDM969	RCFDM970	RCFDM971	RCFDM972	RCFDM973	RCFDM974	RCFDM975	RCFDM976	RCFDM977	RCFDM978
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M.18.a.
b. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDM979	RCFDM980	RCFDM981	RCFDM982	RCFDM983	RCFDM984	RCFDM985	RCFDM986	RCFDM987	RCFDM988	RCFDM989	RCFDM990	RCFDM991	RCFDM992	RCFDM993
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M.18.b.
c. Closed-end loans secured by junior liens on 1-4 family residential properties	RCFDM994	RCFDM995	RCFDM996	RCFDM997	RCFDM998	RCFDM999	RCFDN001	RCFDN002	RCFDN003	RCFDN004	RCFDN005	RCFDN006	RCFDN007	RCFDN008	RCFDN009
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M.18.c.
d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN010	RCFDN011	RCFDN012	RCFDN013	RCFDN014	RCFDN015	RCFDN016	RCFDN017	RCFDN018	RCFDN019	RCFDN020	RCFDN021	RCFDN022	RCFDN023	RCFDN024
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M.18.d.
e. Credit cards	RCFDN040	RCFDN041	RCFDN042	RCFDN043	RCFDN044	RCFDN045	RCFDN046	RCFDN047	RCFDN048	RCFDN049	RCFDN050	RCFDN051	RCFDN052	RCFDN053	RCFDN054
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M.18.e.
f. Automobile loans	RCFDN055	RCFDN056	RCFDN057	RCFDN058	RCFDN059	RCFDN060	RCFDN061	RCFDN062	RCFDN063	RCFDN064	RCFDN065	RCFDN066	RCFDN067	RCFDN068	RCFDN069
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M.18.f.
g. Student loans	RCFDN070	RCFDN071	RCFDN072	RCFDN073	RCFDN074	RCFDN075	RCFDN076	RCFDN077	RCFDN078	RCFDN079	RCFDN080	RCFDN081	RCFDN082	RCFDN083	RCFDN084
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M.18.g.
h. Other consumer loans and revolving credit plans other than credit cards	RCFDN085	RCFDN086	RCFDN087	RCFDN088	RCFDN089	RCFDN090	RCFDN091	RCFDN092	RCFDN093	RCFDN094	RCFDN095	RCFDN096	RCFDN097	RCFDN098	RCFDN099
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M.18.h.
i. Consumer leases	RCFDN100	RCFDN101	RCFDN102	RCFDN103	RCFDN104	RCFDN105	RCFDN106	RCFDN107	RCFDN108	RCFDN109	RCFDN110	RCFDN111	RCFDN112	RCFDN113	RCFDN114
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M.18.i.
j. Total	RCFDN115	RCFDN116	RCFDN117	RCFDN118	RCFDN119	RCFDN120	RCFDN121	RCFDN122	RCFDN123	RCFDN124	RCFDN125	RCFDN126	RCFDN127	RCFDN128
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF		M.18.j.

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices

Schedule RC-P is to be completed by banks at which either 1-4 family residential mortgage loan originations and purchases for resale from all sources, loan sales, or quarter-end loans held for sale or trading in domestic offices exceed $10 million for two consecutive quarters.

Dollar amounts in thousands
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale(1)	RCONHT81	164,762	1.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale(2)	RCONHT82	207,887	2.
3. 1-4 family residential mortgage loans sold during the quarter	RCONFT04	351,891	3.
4. 1-4 family residential mortgage loans held for sale or trading at quarter-end (included in Schedule RC, items 4.a and 5)	RCONFT05	58,088	4.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i)	RIADHT85	509	5.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter	RCONHT86	0	6.
7. Representation and warranty reserves for 1-4 family residential mortgage loans sold:			7.
a. For representations and warranties made to U.S. government agencies and government-sponsored agencies	RCONL191	CONF	7.a.
b. For representations and warranties made to other parties	RCONL192	CONF	7.b.
c. Total representation and warranty reserves (sum of items 7.a and 7.b)	RCONM288	4,284	7.c.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Schedule RC-Q is to be completed by banks that:

(1)       Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or

(2)       Are required to complete Schedule RC-D, Trading Assets and Liabilities.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
1. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading purposes(1)	RCFDJA36	RCFDG474	RCFDG475	RCFDG476	RCFDG477
	41,555,921	0	25,081,015	16,360,180	114,726	1.
2. Federal funds sold and securities purchased under agreements to resell	RCFDG478	RCFDG479	RCFDG480	RCFDG481	RCFDG482
	29,113	0	0	29,113	0	2.
3. Loans and leases held for sale	RCFDG483	RCFDG484	RCFDG485	RCFDG486	RCFDG487
	325,889	0	0	325,889	0	3.
4. Loans and leases held for investment	RCFDG488	RCFDG489	RCFDG490	RCFDG491	RCFDG492
	0	0	0	0	0	4.
5. Trading assets:						5.
a. Derivative assets	RCFD3543	RCFDG493	RCFDG494	RCFDG495	RCFDG496
	2,921,643	31,394,136	298,090	33,614,815	402,874	5.a.
b. Other trading assets	RCFDG497	RCFDG498	RCFDG499	RCFDG500	RCFDG501
	26,691,816	0	21,896,258	4,099,017	696,541	5.b.
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCFDF240	RCFDF684	RCFDF692	RCFDF241	RCFDF242
	0	0	0	0	0	5.b.1.
6. All other assets	RCFDG391	RCFDG392	RCFDG395	RCFDG396	RCFDG804
	119,637	289,999	0	409,636	0	6.
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	RCFDG502	RCFDG503	RCFDG504	RCFDG505	RCFDG506
	71,644,019	31,684,135	47,275,363	54,838,650	1,214,141	7.
8. Deposits	RCFDF252	RCFDF686	RCFDF694	RCFDF253	RCFDF254
	7,949,351	0	0	7,096,339	853,012	8.
9. Federal funds purchased and securities sold under agreements to repurchase	RCFDG507	RCFDG508	RCFDG509	RCFDG510	RCFDG511
	458,531	0	0	458,531	0	9.
10. Trading liabilities:						10.
a. Derivative liabilities	RCFD3547	RCFDG512	RCFDG513	RCFDG514	RCFDG515
	2,142,796	33,041,582	202,643	34,681,824	299,911	10.a.
b. Other trading liabilities	RCFDG516	RCFDG517	RCFDG518	RCFDG519	RCFDG520
	1,908,318	0	948,601	959,717	0	10.b.
11. Other borrowed money	RCFDG521	RCFDG522	RCFDG523	RCFDG524	RCFDG525
	328,038	0	0	323,102	4,936	11.

(1)         Exclude originations and purchases of 1—4 family residential mortgage loans that are held for investment.

(1)         For institutions that have adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities, the amount reported in item 1, column A, must equal the sum of Schedule RC, items 2.b and 2.c. For institutions that have not adopted ASU 2016-01, the amount reported in item 1, column A, must equal Schedule RC, item 2.b.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
12. Subordinated notes and debentures	RCFDG526	RCFDG527	RCFDG528	RCFDG529	RCFDG530
	2,230,101	0	0	2,230,101	0	12.
13. All other liabilities	RCFDG805	RCFDG806	RCFDG807	RCFDG808	RCFDG809
	42,804	284,813	0	327,279	338	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCFDG531	RCFDG532	RCFDG533	RCFDG534	RCFDG535
	15,059,939	33,326,395	1,151,244	46,076,893	1,158,197	14.
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $100,000 and exceed 25% of item 6):						M.1.
a. Mortgage servicing assets	RCFDG536	RCFDG537	RCFDG538	RCFDG539	RCFDG540
	0	0	0	0	0	M.1.a

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
b. Nontrading derivative assets	RCFDG541	RCFDG542	RCFDG543	RCFDG544	RCFDG545
	112,637	289,999	NR	402,636	NR	M.1.b

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.1.c.
1. Describe component	TEXTG546	M.1.c.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG546	RCFDG547	RCFDG548	RCFDG549	RCFDG550
	0	0	0	0	0	M.1.c.2.

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.1.d.
1. Describe component	TEXTG551	M.1.d.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG551	RCFDG552	RCFDG553	RCFDG554	RCFDG555
	0	0	0	0	0	M.1.d.2.

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.1.e.
1. Describe component	TEXTG556	M.1.e.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG556	RCFDG557	RCFDG558	RCFDG559	RCFDG560
	0	0	0	0	0	M.1.e.2.

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.1.f.
1. Describe component	TEXTG561	M.1.f.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG561	RCFDG562	RCFDG563	RCFDG564	RCFDG565	M.1.f.2.
	0	0	0	0	0
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $100,000 and exceed 25% of item 13):						M.2.
a. Loan commitments (not accounted for as derivatives)	RCFDF261	RCFDF689	RCFDF697	RCFDF262	RCFDF263	M.2.a.
	0	0	0	0	0
b. Nontrading derivative liabilities	RCFDG566	RCFDG567	RCFDG568	RCFDG569	RCFDG570	M.2.b.
	42,804	284,813	NR	327,279	338

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.2.c.
1. Describe component	TEXTG571	M.2.c.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG571	RCFDG572	RCFDG573	RCFDG574	RCFDG575	M.2.c.2.
	0	0	0	0	0

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.2.d.
1. Describe component	TEXTG576	M.2.d.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG576	RCFDG577	RCFDG578	RCFDG579	RCFDG580	M.2.d.2.
	0	0	0	0	0

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.2.e.
1. Describe component	TEXTG581	M.2.e.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG581	RCFDG582	RCFDG583	RCFDG584	RCFDG585	M.2.e.2.
	0	0	0	0	0

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:	M.2.f.
1. Describe component	M.2.f.1.
(TEXTG586)

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCFDG586	RCFDG587	RCFDG588	RCFDG589	RCFDG590	M.2.f.2.
	0	0	0	0	0

Dollar amounts in thousands	Consolidated Bank
3. Loans measured at fair value (included in Schedule RC-C, Part I, items 1 through 9):			M.3.
a. Loans secured by real estate:			M.3.a.
1. Secured by 1-4 family residential properties	RCFDHT87	0	M.3.a.1.
2. All other loans secured by real estate	RCFDHT88	283,876	M.3.a.2.
b. Commercial and industrial loans	RCFDF585	42,013	M.3.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT89	0	M.3.c.
d. Other loans	RCFDF589	0	M.3.d.
4. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-Q, Memorandum item 3):			M.4.
a. Loans secured by real estate:			M.4.a.
1. Secured by 1-4 family residential properties	RCFDHT91	0	M.4.a.1.
2. All other loans secured by real estate	RCFDHT92	282,839	M.4.a.2.
b. Commercial and industrial loans	RCFDF597	42,000	M.4.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT93	0	M.4.c.
d. Other loans	RCFDF601	0	M.4.d.

Schedule RC-R Part I - Regulatory Capital Components and Ratios

Part I is to be completed on a consolidated basis.

Dollar amounts in thousands
1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares	RCFAP742	16,077,112	1.
2. Retained earnings(1)	RCFAKW00	3,202,701	2.
To be completed only by institutions that have adopted ASU 2016-13:
a. Does your institution have a CECL transition election in effect as of the quarter-end report date? (enter “1” for Yes; enter “0” for No.)	RCOAJJ29	NR	2.a.
3. Accumulated other comprehensive income (AOCI)	RCFAB530	24,814	3.
a. AOCI opt-out election (enter “1” for Yes; enter “0” for No.) (Advanced approaches institutions must enter “0” for No.)	RCOAP838	0	3.a.
4. Common equity tier 1 minority interest includable in common equity tier 1 capital	RCFAP839	0	4.
5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)	RCFAP840	19,304,627	5.
6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)	RCFAP841	1,242,000	6.
7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs	RCFAP842	16,246	7.
8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs	RCFAP843	10,321	8.
9. AOCI-related adjustments (items 9.a through 9.e are effective January 1, 2015) (if entered “1” for Yes in item 3.a, complete only items 9.a through 9.e; if entered “0” for No in item 3.a, complete only item 9.f):			9.
a. LESS: Net unrealized gains (losses) on available-for-sale securities (if a gain, report as a positive value; if a loss, report as a negative value)(2)	RCFAP844	NR	9.a.
b. LESS: Net unrealized loss on available-for-sale preferred stock classified as an equity security under GAAP and available-for-sale equity exposures (report loss as a positive value)(3)	RCFAP845	NR	9.b.
c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP846	NR	9.c.

d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)

	RCFAP847	NR	9.d.
e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP848	NR	9.e.
f. LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relate to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value) (To be completed only by institutions that entered “0” for No in item 3.a)	RCFAP849	-149,534	9.f.
10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions:			10.
a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAQ258	207,101	10.a.
b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions	RCFAP850	15,139	10.b.
11. LESS: Non-significant investments in the capital of unconsolidated financial institutions in the form of common stock that exceed the 10 percent threshold for non-significant investments	RCFAP851	0	11.
12. Subtotal (item 5 minus items 6 through 11)	RCFAP852	17,963,354	12.
13. LESS: Significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold	RCFAP853	0	13.
14. LESS: MSAs, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold	RCFAP854	0	14.
15. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold	RCFAP855	0	15.
16. LESS: Amount of significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs; MSAs, net of associated DTLs; and DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs; that exceeds the 15 percent common equity tier 1 capital deduction threshold	RCFAP856	0	16.
17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital to cover deductions	RCFAP857	0	17.
18. Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17)	RCFAP858	0	18.
19. Common equity tier 1 capital (item 12 minus item 18)	RCFAP859	17,963,354	19.
20. Additional tier 1 capital instruments plus related surplus	RCFAP860	2,500,000	20.

(1)         Institutions that have adopted ASU 2016-13 and have elected to apply the CECL transition provision should include the applicable portion of the CECL transitional amount in this item.

(2)         Institutions that entered “1” for Yes in item 3.a and have adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities, should report net unrealized gains (losses) on available-for-sale debt securities in item 9.a. Institutions that entered “1” for Yes in item 3.a and have not adopted ASU 2016-01 should report net unrealized gains (losses) on available-for-sale debt and equity securities in item 9.a.

(3)         Item 9.b is to be completed only by institutions that entered “1” for Yes in item 3.a and have not adopted ASU 2016-01. See instructions for further detail on ASU 2016-01.

Dollar amounts in thousands
21. Non-qualifying capital instruments subject to phase out from additional tier 1 capital	RCFAP861	0	21.
22. Tier 1 minority interest not included in common equity tier 1 capital	RCFAP862	0	22.
23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)	RCFAP863	2,500,000	23.
24. LESS: Additional tier 1 capital deductions	RCFAP864	0	24.
25. Additional tier 1 capital (greater of item 23 minus item 24, or zero)	RCFAP865	2,500,000	25.
26. Tier 1 capital (sum of items 19 and 25)	RCFA8274	20,463,354	26.
27. Tier 2 capital instruments plus related surplus	RCFAP866	2,450,000	27.
28. Non-qualifying capital instruments subject to phase out from tier 2 capital	RCFAP867	0	28.
29. Total capital minority interest that is not included in tier 1 capital	RCFAP868	0	29.
30. Allowance for loan and lease losses and eligible credit reserves includable in tier 2 capital			30.
a. Allowance for loan and lease losses includable in tier 2 capital(1)	RCFA5310	764,844	30.a.
b. (Advanced approaches institutions that exit parallel run only): Eligible credit reserves includable in tier 2 capital	RCFW5310	764,844	30.b.
31. Unrealized gains on available-for-sale preferred stock classified as an equity security under GAAP and available-for-sale equity exposures includable in tier 2 capital(3)	RCFAQ257	NR	31.
32. Tier 2 capital before deductions			32.
a. Tier 2 capital before deductions (sum of items 27 through 30.a, plus item 31)	RCFAP870	3,214,844	32.a.
b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital before deductions (sum of items 27 through 29, plus items 30.b and 31)	RCFWP870	3,214,844	32.b.
33. LESS: Tier 2 capital deductions	RCFAP872	0	33.
34. Tier 2 capital			34.
a. Tier 2 capital (greater of item 32.a minus item 33, or zero)	RCFA5311	3,214,844	34.a.
b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital (greater of item 32.b minus item 33, or zero)	RCFW5311	3,214,844	34.b.
35. Total capital			35.
a. Total capital (sum of items 26 and 34.a)	RCFA3792	23,678,198	35.a.
b. (Advanced approaches institutions that exit parallel run only): Total capital (sum of items 26 and 34.b)	RCFW3792	23,678,198	35.b.
36. Average total consolidated assets(1)	RCFAKW03	184,896,217	36.
37. LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 11, 13 through 17, and certain elements of item 24 - see instructions)	RCFAP875	1,283,706	37.
38. LESS: Other deductions from (additions to) assets for leverage ratio purposes	RCFAB596	4,960	38.
39. Total assets for the leverage ratio (item 36 minus items 37 and 38)	RCFAA224	183,607,551	39.
40. Total risk-weighted assets			40.
a. Total risk-weighted assets (from Schedule RC-R, Part II, item 31)	RCFAA223	125,280,185	40.a.
b. (Advanced approaches institutions that exit parallel run only): Total riskweighted assets using advanced approaches rule (from FFIEC 101 Schedule A, item 60)	RCFWA223	125,280,185	40.b.

(1)                       Institutions that have adopted ASU 2016-13 should report the adjusted allowances for credit losses (AACL), as defined in the regulatory capital rule, in item 30.a.

(3)                       Item 31 is to be completed only by institutions that have not adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities. See instructions for further detail on ASU 2016-01.

(1)                       Institutions that have adopted ASU 2016-13 and have elected to apply the transition provision should include the applicable portion of the CECL transitional amount to item 36 and item 45.a.

Dollar amounts in thousands	(Column A) Percentage		(Column B) Percentage
41.Common equity tier 1 capital ratio (Column A: item 19 divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 19 divided by item 40.b)	RCFAP793	14.3385%	RCFWP793	14.3385%	41.
42.Tier 1 capital ratio (Column A: item 26 divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 26 divided by item 40.b)	RCFA7206	16.3341%	RCFW7206	16.3341%	42.
43.Total capital ratio (Column A: item 35.a divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 35.b divided by item 40.b)	RCFA7205	18.9002%	RCFW7205	18.9002%	43.

Dollar amounts in thousands
44. Tier 1 leverage ratio (item 26 divided by item 39)	RCFA7204	11.1452%	44.
45. Advanced approaches institutions only: Supplementary leverage ratio information:			45.
a. Total leverage exposure	RCFAH015	257,358,474	45.a.
b. Supplementary leverage ratio	RCFAH036	7.9513%	45.b.
46. Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments:			46.
a. Capital conservation buffer	RCFAH311	9.8385%	46.a.
b. (Advanced approaches institutions that exit parallel run only): Total applicable capital buffer	RCFWH312	9.8385%	46.b.
Institutions must complete items 47 and 48 if the amount in item 46.a (or the lower of item 46.a or 46.b for an advanced approaches institution that has exited parallel run) is less than or equal to the applicable minimum capital conservation buffer:	RCFAH313	NR	47.
47. Eligible retained income
48. Distributions and discretionary bonus payments during the quarter (effective January 1, 2016)	RCFAH314	NR	48.

Schedule RC-R Part II - Risk-Weighted Assets

Institutions are required to assign a 100 percent risk weight to all assets not specifically assigned a risk weight under Subpart D of the federal banking agencies’ regulatory capital rules and not deducted from tier 1 or tier 2 capital.

Dollar amounts in thousands	(Column A) Totals from Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
1. Cash and balances due from depository institutions	RCFDD957	RCFDS396	RCFDD958				RCFDD959	RCFDS397	RCFDD960	RCFDS398
	12,624,857	0	11,427,073				999,219	2,683	103,905	91,977	1.
2. Securities:											2.
a. Held-to-maturity securities(3)	RCFDD961	RCFDS399	RCFDD962	RCFDHJ74	RCFDHJ75		RCFDD963	RCFDD964	RCFDD965	RCFDS400
	13,345,460	0	10,035,331	0	0		3,308,038	2,091	0	0	2.a.
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading	RCFDJA21	RCFDS402	RCFDD967	RCFDHJ76	RCFDHJ77		RCFDD968	RCFDD969	RCFDD970	RCFDS403
	41,522,691	0	35,482,325	0	0		5,758,063	0	282,303	0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:											3.
a. Federal funds sold in domestic offices	RCOND971 0		RCOND972				RCOND973	RCONS410	RCOND974	RCONS411
			0				0	0	0	0	3.a.
b. Securities purchased under agreements to resell	RCFDH171	RCFDH172
	8,262,776	8,262,776									3.b.
4. Loans and leases held for sale:											4.
a. Residential mortgage exposures	RCFDS413	RCFDS414	RCFDH173				RCFDS415	RCFDS416	RCFDS417
	59,942		0				7	45,600	14,335		4.a.
b. High volatility commercial real estate exposures	RCFDS419	RCFDS420	RCFDH174				RCFDH175	RCFDH176	RCFDH177	RCFDS421
	0	0	0				0	0	0	0	4.b.
c. Exposures past due 90 days or more or on nonaccrual(3)	RCFDS423	RCFDS424	RCFDS425	RCFDHJ78	RCFDHJ79 0		RCFDS426	RCFDS427	RCFDS428	RCFDS429
	0	0	0	0			0	0	0	0	4.c.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
1. Cash and balances due from depository institutions										1.
2. Securities:										2.
a. Held-to-maturity securities										2.a.
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading	RCFDH270	RCFDS405		RCFDS406				RCFDH271	RCFDH272	2.b.
	0	0		0				0	0
3. Federal funds sold and securities purchased under agreements to resell:										3.
a. Federal funds sold in domestic offices										3.a.

(3)                       Institutions that have adopted ASU 2016-13 should report as a negative number allowances eligible for inclusion in tier 2 capital in Column B, which excludes PCD allowances.

(3)                       For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
b. Securities purchased under agreements to resell										3.b.
4. Loans and leases held for sale:										4.
a. Residential mortgage exposures								RCFDH273	RCFDH274
								0	0	4.a.
b. High volatility commercial real estate exposures								RCFDH275	RCFDH276
								0	0	4.b.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted| Asset Amount
c. Exposures past due 90 days or more or on nonaccrual(6)								RCFDH277	RCFDH278
								0	0	4.c.

Dollar amounts in thousands	(Column A) Totals from Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
4. Loans and leases held for sale (continued):											4.
	RCFDS431	RCFDS432	RCFDS433	RCFDHJ80	RCFDHJ81		RCFDS434	RCFDS435	RCFDS436	RCFDS437
d. All other exposures	416,928	0	0	0	0		0	0	416,928	0	4.d.
5. Loans and leases held for investment:											5.
	RCFDS439	RCFDS440	RCFDH178				RCFDS441	RCFDS442	RCFDS443
a. Residential mortgage exposures	18,331,742	0	0				559,005	16,197,569	1,575,168		5.a.
b. High volatility commercial real estate exposures	RCFDS445	RCFDS446	RCFDH179				RCFDH180	RCFDH181	RCFDH182	RCFDS447
	184,392	0	0				0	0	0	184,392	5.b.
c. Exposures past due 90 days or more or on nonaccrual(7)	RCFDS449	RCFDS450	RCFDS451	RCFDHJ82	RCFDHJ83		RCFDS452	RCFDS453	RCFDS454	RCFDS455
	268,588	0	101,006	0	0		0	0	0	167,582	5.c.
	RCFDS457	RCFDS458	RCFDS459	RCFDHJ84	RCFDHJ85		RCFDS460	RCFDS461	RCFDS462	RCFDS463	.
d. All other exposures	46,740,528	0	1,621,767	0	0		381,064	296,719	42,355,097	410,782	5.d
	RCFD3123	RCFD3123									6.
6. LESS: Allowance for loan and lease losses	675,552	675,552
	RCFDD976	RCFDS466	RCFDD977	RCFDHJ86	RCFDHJ87		RCFDD978	RCFDD979	RCFDD980	RCFDS467
7. Trading assets	29,426,916	28,916,916	0	0	0		0	0	510,000	0	7
	RCFDD981	RCFDS469	RCFDD982	RCFDHJ88	RCFDHJ89		RCFDD983	RCFDD984	RCFDD985	RCFDH185
8. All other assets(8)	8,007,384	1,485,754	1,367,765	152,830	0		172,635	48,211	3,248,390	5	8.
a. Separate account bank-owned life insurance											8.a.
b. Default fund contributions to central counterparties											8.b.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
4. Loans and leases held for sale (continued):										4.
d. All other exposures								RCFDH279	RCFDH280
								0	0	4.d.
5. Loans and leases held for investment:										5.
a. Residential mortgage exposures								RCFDH281	RCFDH282
								0	0	5.a.
b. High volatility commercial real estate exposures								RCFDH283	RCFDH284
								0	0	5.b.

c. Exposures past due 90 days or more or on nonaccrual(11)								RCFDH285	RCFDH286
								0	0	5.c.
d. All other exposures								RCFDH287	RCFDH288
								1,675,099	358,364	5.d.
6. LESS: Allowance for loan and lease losses										6.
7. Trading assets	RCFDH289	RCFDH186	RCFDH290	RCFDH187				RCFDH291	RCFDH292	7.
	0	0	0	0				0	0
8. All other assets(12)	RCFDH293	RCFDH188	RCFDS470	RCFDS471				RCFDH294	RCFDH295
	1,270,770	0	0	0				0	0	8.
a. Separate account bank-owned life insurance								RCFDH296	RCFDH297
								223,807	44,761	8.a.
b. Default fund contributions to central counterparties								RCFDH298	RCFDH299
								37,217	3,075	8.b.

(6)                   For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

(7)                   For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

(8)                   Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

(11)            For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

(12)            Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

				(Column T) Total	(Column U) Total
				Risk-Weighted	Risk-Weighted
		(Column B)		Asset Amount	Asset Amount
		Adjustments to	(Column Q)	by Calculation	by Calculation
	(Column A)	Totals Reported	Exposure	Methodology	Methodology
Dollar amounts in thousands	Totals	in Column A	Amount 1,250%	SSFA	Gross-Up
9. On-balance sheet securitization exposures:						9.
	RCFDS475	RCFDS476	RCFDS477	RCFDS478	RCFDS479
a. Held-to-maturity securities	2,056	2,056	0	1,269	0	9.a.
	RCFDS480	RCFDS481	RCFDS482	RCFDS483	RCFDS484
b. Available-for-sale securities	33,230	33,230	0	58,557	0	9.b.
	RCFDS485	RCFDS486	RCFDS487	RCFDS488	RCFDS489
c. Trading assets	186,541	169,821	16,720	109,077	0	9.c.
	RCFDS490	RCFDS491	RCFDS492	RCFDS493	RCFDS494
d. All other on-balance sheet securitization exposures	3,357,479	3,357,461	18	710,859	0	9.d.
	RCFDS495	RCFDS496	RCFDS497	RCFDS498	RCFDS499
10. Off-balance sheet securitization exposures	1,510,162	1,509,835	327	569,545	0	10.

		(Column B)							(Column I)	(Column J)
		Adjustments	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	Allocation by	Allocation by
	(Column A)	to Totals	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Risk-Weight	Risk-Weight
	Totals From	Reported in	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Category	Category
Dollar amounts in thousands	Schedule RC	Column A	Category 0%	Category 2%	Category 4%	Category 10%	Category 20%	Category 50%	100%	150%
	RCFD2170	RCFDS500	RCFDD987	RCFDHJ90	RCFDHJ91		RCFDD988	RCFDD989	RCFDD990	RCFDS503	11.
11. Total balance sheet assets(14)	182,095,960	41,552,462	60,035,267	152,830	0		11,178,031	16,592,873	48,506,126	854,738

								(Column R)
								Application of
								Other
	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)	Risk-Weighting
	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Approaches
	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Exposure
Dollar amounts in thousands	Category 250%	Category 300%	Category 400%	Category 600%	Category 625%	Category 937.5%	Category 1,250%	Amount
11. Total balance sheet assets(14)	RCFDS504	RCFDS505	RCFDS506	RCFDS507			RCFDS510	RCFDH300	11.
	1,270,770	0	0	0			16,738	1,936,123

									(Column I)	(Column J)
	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	Allocation by	Allocation by
	Face,	Credit	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Risk-Weight	Risk-Weight
	Notional, or	Equivalent	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Category	Category
Dollar amounts in thousands	Other Amount	Amount	Category 0%	Category 2%	Category 4%	Category 10%	Category 20%	Category 50%	100%	150%
12. Financial standby letters of credit	RCFDD991	RCFDD992	RCFDD993	RCFDHJ92	RCFDHJ93		RCFDD994	RCFDD995	RCFDD996	RCFDS511	12.
	5,730,380	5,730,380	562,706	0	0		691,250	253,999	4,172,401	50,024
13. Performance standby letters of credit and transaction-related contingent items	RCFDD997	RCFDD998	RCFDD999				RCFDG603	RCFDG604	RCFDG605	RCFDS512	13.
	3,730,674	1,865,337	376,335				140,932	95,622	1,247,311	5,137
14. Commercial and similar letters of credit with an original maturity of one year or less	RCFDG606	RCFDG607	RCFDG608	RCFDHJ94	RCFDHJ95		RCFDG609	RCFDG610	RCFDG611	RCFDS513	14.
	128,880	25,776	1,164	0	0		1,862	5,028	17,722	0
15. Retained recourse on small business obligations sold with recourse	RCFDG612	RCFDG613	RCFDG614				RCFDG615	RCFDG616	RCFDG617	RCFDS514	15.
	0	0	0				0	0	0	0

									(Column I)	(Column J)
	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	Allocation by	Allocation by
	Face,	Credit	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Risk-Weight	Risk-Weight
	Notional, or	Equivalent	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Category	Category
Dollar amounts in thousands	Other Amount	Amount	Category 0%	Category 2%	Category 4%	Category 10%	Category 20%	Category 50%	100%	150%
16. Repo-style transactions(21)	RCFDS515	RCFDS516	RCFDS517	RCFDS518	RCFDS519		RCFDS520	RCFDS521	RCFDS522	RCFDS523	16.
	962,532	962,532	0	223,958	0		3,311	0	735,263	0
17. All other off-balance sheet liabilities	RCFDG618	RCFDG619	RCFDG620				RCFDG621	RCFDG622	RCFDG623	RCFDS524	17.
18. Unused commitments:*	0	0	0				0	0	0	0
											18.
a. Original maturity of one year or less	RCFDS525	RCFDS526	RCFDS527	RCFDHJ96	RCFDHJ97		RCFDS528	RCFDS529	RCFDS530	RCFDS531	18.a.
	14,733,487	2,946,697	0	0	0		21,260	7,143	2,896,784	0

(14)     For each of columns A through R of item 11, report the sum of items 1 through 9. For item 11, the sum of columns B through R must equal column A. Item 11, column A, must equal Schedule RC, item 12.

(21)     Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.

*          Excludes unused commitments to asset-backed commercial paper conduits.

Dollar amounts in thousands	(Column A) Face, Notional, or Other Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
b. Original maturity exceeding one year	RCFDG624	RCFDG625	RCFDG626	RCFDHJ98	RCFDHJ99		RCFDG627	RCFDG628	RCFDG629	RCFDS539
	70,407,267	35,203,634	41,258	233,454	0		2,276,950	148,195	32,398,550	41,107	18.b.
19. Unconditionally cancelable commitments	RCFDS540	RCFDS541
	8,241,777	0									19.
20. Over-the-counter derivatives		RCFDS542	RCFDS543	RCFDHK00	RCFDHK01	RCFDS544	RCFDS545	RCFDS546	RCFDS547	RCFDS548
		19,644,546	94,168	0	0	0	9,567,212	1,026,168	8,923,851	33,148	20.
21. Centrally cleared derivatives		RCFDS549	RCFDS550	RCFDS551	RCFDS552		RCFDS554	RCFDS555	RCFDS556	RCFDS557
		8,806,832	0	8,806,832	0		0	0	0	0	21.
22. Unsettled transactions (failed trades)(22)	RCFDH191		RCFDH193				RCFDH194	RCFDH195	RCFDH196	RCFDH197
	92,105		76,898				0	0	0	0	22.

(22)     For item 22, the sum of columns C through Q must equal column A.

Dollar amounts in thousands	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Credit Equivalent Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
16. Repo-style transactions(24)				RCFDH301	RCFDH302
				0	0	16.
17. All other off-balance sheet liabilities						17.
18. Unused commitments:*						18.
a. Original maturity of one year or less				RCFDH303	RCFDH304
				21,510	20,541	18.a.
b. Original maturity exceeding one year				RCFDH307	RCFDH308
				64,119	6,815	18.b.
19. Unconditionally cancelable commitments						19.
20. Over-the-counter derivatives				RCFDH309	RCFDH310
				0	0	20.
21. Centrally cleared derivatives						21.
22. Unsettled transactions (failed trades)(25)	RCFDH198	RCFDH199	RCFDH200
	12,661	830	1,716			22.

(24)     Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.

*                    Excludes unused commitments to asset-backed commercial paper conduits.

(25)     For item 22, the sum of columns C through Q must equal column A.

	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)
	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by
	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight
Dollar amounts in thousands	Category 0%	Category 2%	Category 4%	Category 10%	Category 20%	Category 50%	Category 100%	Category 150%
23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)	RCFDG630 61,187,796	RCFDS558 9,417,074	RCFDS559 0	RCFDS560 0	RCFDG631 23,880,808	RCFDG632 18,129,028	RCFDG633 98,898,008	RCFDS561 984,154	23.
24. Risk weight factor									24.
25. Risk-weighted assets by risk-weight category (for each column, item	RCFDG634	RCFDS569	RCFDS570	RCFDS571	RCFDG635	RCFDG636	RCFDG637	RCFDS572
23 multiplied by item 24)	0	188,341	0	0	4,776,162	9,064,514	98,898,008	1,476,231	25.

	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)
	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by	Allocation by
	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight	Risk-Weight
Dollar amounts in thousands	Category 250%	Category 300%	Category 400%	Category 600%	Category 625%	Category 937.5%	Category 1,250%
23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)	RCFDS562 1,270,770	RCFDS563 0	RCFDS564 0	RCFDS565 0	RCFDS566 12,661	RCFDS567 830	RCFDS568 18,781	23.
24. Risk weight factor								24.
25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCFDS573	RCFDS574	RCFDS575	RCFDS576	RCFDS577	RCFDS578	RCFDS579
	3,176,925	0	0	0	79,131	7,781	234,763	25.

Dollar amounts in thousands
26. Risk-weighted assets base for purposes of calculating the allowance for loan and lease losses 1.25 percent threshold	RCFDS580	119,784,719	26.
27. Standardized market-risk weighted assets (applicable only to banks that are covered by the market risk capital rule)	RCFDS581	5,495,466	27.
28. Risk-weighted assets before deductions for excess allowance of loan and lease losses and allocated risk transfer risk reserve(27)	RCFDB704	125,280,185	28.
29. LESS: Excess allowance for loan and lease losses	RCFDA222	0	29.
30. LESS: Allocated transfer risk reserve	RCFD3128	0	30.
31. Total risk-weighted assets (item 28 minus items 29 and 30)	RCFDG641	125,280,185	31.
1. Current credit exposure across all derivative contracts covered by the regulatory capital rules	RCFDG642	7,081,091	M.1.

			(Column B) With a
	(Column A) With a		remaining maturity of Over		(Column C) With a
	remaining maturity of One		one year through five		remaining maturity of Over
Dollar amounts in thousands	year or less		years		five years
2. Notional principal amounts of over-the-counter derivative contracts:							M.2.
a. Interest rate	RCFDS582	145,521,089	RCFDS583	245,731,084	RCFDS584	148,430,726	M.2.a.
b. Foreign exchange rate and gold	RCFDS585	1,312,147,740	RCFDS586	133,665,547	RCFDS587	56,614,821	M.2.b.
c. Credit (investment grade reference asset)	RCFDS588	8,393,932	RCFDS589	10,780,711	RCFDS590	1,268,965	M.2.c.
d. Credit (non-investment grade reference asset)	RCFDS591	9,949,772	RCFDS592	18,854,907	RCFDS593	671,225	M.2.d.
e. Equity	RCFDS594	49,645,230	RCFDS595	26,360,420	RCFDS596	8,994,552	M.2.e.
f. Precious metals (except gold)	RCFDS597	6,270,833	RCFDS598	401,292	RCFDS599	0	M.2.f.
g. Other	RCFDS600	1,778,849	RCFDS601	551,659	RCFDS602	0	M.2.g.
3. Notional principal amounts of centrally cleared derivative contracts:							M.3.
a. Interest rate	RCFDS603	1,483,369,090	RCFDS604	1,095,966,899	RCFDS605	522,916,638	M.3.a.
b. Foreign exchange rate and gold	RCFDS606	39,433,953	RCFDS607	974,680	RCFDS608	0	M.3.b.
c. Credit (investment grade reference asset)	RCFDS609	14,750	RCFDS610	2,781,200	RCFDS611	246,460	M.3.c.
d. Credit (non-investment grade reference asset)	RCFDS612	234,069	RCFDS613	9,767,516	RCFDS614	886,250	M.3.d.
e. Equity	RCFDS615	0	RCFDS616	0	RCFDS617	0	M.3.e.
f. Precious metals (except gold)	RCFDS618	0	RCFDS619	0	RCFDS620	0	M.3.f.
g. Other	RCFDS621	0	RCFDS622	0	RCFDS623	0	M.3.g.

Dollar amounts in thousands
4. Amount of allowances for credit losses on purchased credit-deteriorated assets:(1)			M.4.
a. Loans and leases held for investment	RCFDJJ30	NR	M.4.a.
b. Held-to-maturity debt securities	RCFDJJ31	NR	M.4.b.
c. Other financial assets measured at amortized cost	RCFDJJ32	NR	M.4.c.

(27)            Sum of items 2.b through 20, column S; items 9.a, 9.b, 9.c, 9.d, and 10, columns T and U; item 25, columns C through Q; and item 27 (if applicable).

(1)                   Memorandum items 4.a through 4.c should be completed only by institutions that have adopted ASU 2016-13.

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCFDB705	RCFDB706	RCFDB707	RCFDB708	RCFDB709	RCFDB710	RCFDB711	1.
	0	0	0	0	0	0	0
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item(1)	RCFDHU09	RCFDHU10	RCFDHU11	RCFDHU12	RCFDHU13	RCFDHU14	RCFDHU15	2.
	0	0	0	0	0	0	0
Item 3 is to be completed by banks with $100 billion or more in total assets.
3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1(1)	RCFDB726	RCFDB727	RCFDB728	RCFDB729	RCFDB730	RCFDB731	RCFDB732	3.
	0	0	0	0	0	0	0
4. Past due loan amounts included in item 1:								4.
a. 30-89 days past due	RCFDB733	RCFDB734	RCFDB735	RCFDB736	RCFDB737	RCFDB738	RCFDB739	4.a.
	0	0	0	0	0	0	0
b. 90 days or more past due	RCFDB740	RCFDB741	RCFDB742	RCFDB743	RCFDB744	RCFDB745	RCFDB746	4.b.
	0	0	0	0	0	0	0
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
a. Charge-offs	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753	5.a.
	0	0	0	0	0	0	0
b. Recoveries	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760	5.b.
	0	0	0	0	0	0	0
Item 6 is to be completed by banks with $10 billion or more in total assets.
6. Total amount of ownership (or seller’s) interest carried as securities or loans(1)		RCFDHU16	RCFDHU17			RCFDHU18		6.
		0	0			0
7. Not applicable								7.
8. Not applicable								8.
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCFDB776			RCFDB779	RCFDB780	RCFDB781	RCFDB782	9.
	0			0	0	0	0
Item 10 is to be completed by banks with $10 billion or more in total assets.
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures(1)	RCFDB783			RCFDB786	RCFDB787	RCFDB788	RCFDB789	10.
	0			0	0	0	0
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCFDB790						RCFDB796	11.
	0						0
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCFDB797						RCFDB803	12.
	0						0

(1)         The $100 billion asset-size test is based on the total assets reported on the June 30, 2018, Report of Condition.

(1)         The $10 billion asset-size test is based on the total assets reported on the June 30, 2018, Report of Condition.

(1)         The $10 billion asset-size test is based on the total assets reported on the June 30, 2018, Report of Condition.

Dollar amounts in thousands
1. Not applicable			M.1.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCFDB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCFDB805	626,759	M.2.b.
c. Other financial assets (includes home equity lines)(1)	RCFDA591	2,824,417	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCFDF699	78,889	M.2.d.
Memorandum item 3 is to be completed by banks with $10 billion or more in total assets.
3. Asset-backed commercial paper conduits: (2)			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCFDB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCFDB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCFDB808	856,368	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCFDB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C(2)	RCFDC407	0	M.4.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCFDA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCFDA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule?	RCFDB867	Yes	3.

							(Column D) Number of
	(Column A) Managed		(Column B)		(Column C) Number of		Non-Managed
Dollar amounts in thousands	Assets		Non-Managed Assets		Managed Accounts		Accounts
4. Personal trust and agency accounts	RCFDB868	2,108,535	RCFDB869	332,612	RCFDB870	501	RCFDB871	99	4.
5. Employee benefit and retirement-related trust and agency accounts:									5.
a. Employee benefit - defined contribution	RCFDB872	0	RCFDB873	0	RCFDB874	0	RCFDB875	0	5.a.
b. Employee benefit - defined benefit	RCFDB876	0	RCFDB877	0	RCFDB878	0	RCFDB879	0	5.b.
c. Other employee benefit and retirement-related accounts	RCFDB880	54,599	RCFDB881	186,725	RCFDB882	70	RCFDB883	48	5.c.
6. Corporate trust and agency accounts	RCFDB884	0	RCFDB885	12,385,699	RCFDC001	0	RCFDC002	1288	6.
7. Investment management and investment advisory agency accounts	RCFDB886	4,882,335	RCFDJ253	0	RCFDB888	1183	RCFDJ254	0	7.
8. Foundation and endowment trust and agency accounts	RCFDJ255	417,435	RCFDJ256	0	RCFDJ257	35	RCFDJ258	0	8.
9. Other fiduciary accounts	RCFDB890	8,572	RCFDB891	0	RCFDB892	2	RCFDB893	0	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCFDB894	7,471,476	RCFDB895	12,905,036	RCFDB896	1791	RCFDB897	1435	10.
11. Custody and safekeeping accounts			RCFDB898	345,529,128			RCFDB899	2515	11.
12. Fiduciary accounts held in foreign offices (included in items 10 and 11)	RCFNB900	0	RCFNB901	0	RCFNB902	0	RCFNB903	0	12.
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCFDJ259	54,599	RCFDJ260	186,725	RCFDJ261	70	RCFDJ262	48	13.

(1)             Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.

(2)             The $10 billion asset-size test is based on the total assets reported on the June 30, 2018, Report of Condition.

(2)             Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

Dollar amounts in thousands
14. Personal trust and agency accounts	RIADB904	9,813	14.
15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit - defined contribution	RIADB905	0	15.a.
b. Employee benefit - defined benefit	RIADB906	0	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	0	15.c.
16. Corporate trust and agency accounts	RIADA479	10,258	16.
17. Investment management and investment advisory agency accounts	RIADJ315	17,616	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	0	18.
19. Other fiduciary accounts	RIADA480	0	19.
20. Custody and safekeeping accounts	RIADB909	20,398	20.
21. Other fiduciary and related services income	RIADB910	0	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	58,085	22.
a. Fiduciary and related services income - foreign offices (included in item 22)	RIADB912	0	22.a.
23. Less: Expenses	RIADC058	NR	23.
24. Less: Net losses from fiduciary and related services	RIADA488	NR	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	NR	25.
26. Net fiduciary and related services income	RIADA491	NR	26.

	(Column A) Personal Trust		(Column B) Employee
	and Agency and		Benefit and
	Investment Management		Retirement-Related Trust		(Column C) All Other
Dollar amounts in thousands	Agency Accounts		and Agency Accounts		Accounts
1. Managed assets held in fiduciary accounts:							M.1.
a. Noninterest-bearing deposits	RCFDJ263	NR	RCFDJ264	NR	RCFDJ265	NR	M.1.a.
b. Interest-bearing deposits	RCFDJ266	NR	RCFDJ267	NR	RCFDJ268	NR	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCFDJ269	NR	RCFDJ270	NR	RCFDJ271	NR	M.1.c.
d. State, county, and municipal obligations	RCFDJ272	NR	RCFDJ273	NR	RCFDJ274	NR	M.1.d.
e. Money market mutual funds	RCFDJ275	NR	RCFDJ276	NR	RCFDJ277	NR	M.1.e.
f. Equity mutual funds	RCFDJ278	NR	RCFDJ279	NR	RCFDJ280	NR	M.1.f.
g. Other mutual funds	RCFDJ281	NR	RCFDJ282	NR	RCFDJ283	NR	M.1.g.
h. Common trust funds and collective investment funds	RCFDJ284	NR	RCFDJ285	NR	RCFDJ286	NR	M.1.h.
i. Other short-term obligations	RCFDJ287	NR	RCFDJ288	NR	RCFDJ289	NR	M.1.i.
j. Other notes and bonds	RCFDJ290	NR	RCFDJ291	NR	RCFDJ292	NR	M.1.j.
k. Investments in unregistered funds and private equity investments	RCFDJ293	NR	RCFDJ294	NR	RCFDJ295	NR	M.1.k.
l. Other common and preferred stocks	RCFDJ296	NR	RCFDJ297	NR	RCFDJ298	NR	M.1.l.
m. Real estate mortgages	RCFDJ299	NR	RCFDJ300	NR	RCFDJ301	NR	M.1.m.
n. Real estate	RCFDJ302	NR	RCFDJ303	NR	RCFDJ304	NR	M.1.n.
o. Miscellaneous assets	RCFDJ305	NR	RCFDJ306	NR	RCFDJ307	NR	M.1.o.
p.Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCFDJ308	NR	RCFDJ309	NR	RCFDJ310	NR	M.1.p.

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Number of Managed Accounts
q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCFDJ311	NR	RCFDJ312	NR	M.1.q.

(Column B) Principal Amount
Dollar amounts in thousands	(Column A) Number of Issues		Outstanding
2. Corporate trust and agency accounts:
a. Corporate and municipal trusteeships	RCFDB927	NR	RCFDB928	NR	M.2.a.
1. Issues reported in Memorandum item 2.a that are in default	RCFDJ313	NR	RCFDJ314	NR	M.2.a.1.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCFDB929	NR			M.2.b.

(Column B) Market Value of
Dollar amounts in thousands	(Column A) Number of Funds		Fund Assets
Memoranda items 3.a through 3.g are to be completed by banks with collective investment funds and common trust funds with a total market value of $1 billion or more as of the preceding December 31.					M.3.
3. Collective investment funds and common trust funds:
a. Domestic equity	RCFDB931	NR	RCFDB932	NR	M.3.a.
b. International/Global equity	RCFDB933	NR	RCFDB934	NR	M.3.b.
c. Stock/Bond blend	RCFDB935	NR	RCFDB936	NR	M.3.c.
d. Taxable bond	RCFDB937	NR	RCFDB938	NR	M.3.d.
e. Municipal bond	RCFDB939	NR	RCFDB940	NR	M.3.e.
f. Short term investments/Money market	RCFDB941	NR	RCFDB942	NR	M.3.f.
g. Specialty/Other	RCFDB943	NR	RCFDB944	NR	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCFDB945	3	RCFDB946	83,820	M.3.h.

	(Column A) Gross Losses		(Column B) Gross Losses
Dollar amounts in thousands	Managed Accounts		Non-Managed Accounts		(Column C) Recoveries
4. Fiduciary settlements, surcharges, and other losses:
a. Personal trust and agency accounts	RIADB947	NR	RIADB948	NR	RIADB949	NR	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	RIADB950	NR	RIADB951	NR	RIADB952	NR	M.4.b.
c. Investment management agency accounts	RIADB953	NR	RIADB954	NR	RIADB955	NR	M.4.c.
d. Other fiduciary accounts and related services	RIADB956	NR	RIADB957	NR	RIADB958	NR	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959	NR	RIADB960	NR	RIADB961	NR	M.4.e.

Schedule RC-V - Variable Interest Entities

	(Column A) Securitization
Dollar amounts in thousands	Vehicles		(Column B) Other VIEs
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:					1.
a. Cash and balances due from depository institutions	RCFDJ981	0	RCFDJF84	0	1.a.
b. Securities not held for trading	RCFDHU20	0	RCFDHU21	0	1.b.
c. Loans and leases held for investment, net of allowance, and held for sale	RCFDHU22	0	RCFDHU23	0	1.c.
d. Other real estate owned	RCFDK009	0	RCFDJF89	0	1.d.
e. Other assets	RCFDJF91	0	RCFDJF90	93,906	1.e.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:					2.
a. Other borrowed money	RCFDJF92	0	RCFDJF85	0	2.a.
b. Other liabilities	RCFDJF93	0	RCFDJF86	100,314	2.b.
3. All other assets of consolidated VIEs (not included in items 1.a. through 1.e above)	RCFDK030	0	RCFDJF87	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a through 2.b above)	RCFDK033	0	RCFDJF88	0	4.

Dollar amounts in thousands
5. Total assets of asset-backed commercial paper (ABCP) conduit VIEs
6. Total liabilities of ABCP conduit VIEs	RCFDJF78	0	6.

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands
1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980	NR	2.